          ------------------------------------------------------------
                             CARILLON FUND, INC.
          ------------------------------------------------------------
                      SEMIANNUAL REPORT - JUNE 30, 1999










                                  [GRAPHIC]

                                                           CARILLON FUND, INC.
                                        SEMIANNUAL REPORT - TABLE OF CONTENTS

President's Message..........................................................................................           1

Investment Review
    Equity Portfolio.........................................................................................           2
    Capital Portfolio........................................................................................           4
    Bond Portfolio...........................................................................................           6
    S&P 500 Index Portfolio..................................................................................           8
    S&P MidCap 400 Index Portfolio...........................................................................          10
    Balanced Index Portfolio.................................................................................          12

Statements of Assets and Liabilities.........................................................................          14

Statements of Operations.....................................................................................          16

Statements of Changes in Net Assets..........................................................................          18

Schedule of Investments
    Equity Portfolio.........................................................................................          20
    Capital Portfolio........................................................................................          22
    Bond Portfolio...........................................................................................          24
    S&P 500 Index Portfolio..................................................................................          27
    S&P MidCap 400 Index Portfolio...........................................................................          33
    Balanced Index Portfolio.................................................................................          38

Notes to Financial Statements................................................................................          44

THIS REPORT HAS BEEN PREPARED FOR CONTRACT OWNERS AND IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS OF CONTRACTS UNLESS IT IS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS FOR CARILLON FUND, INC.

                                                           CARILLON FUND, INC.
                             SEMIANNUAL REPORT - A MESSAGE FROM THE PRESIDENT

JUNE 30, 1998

PERFORMANCE - The performance of our Equity Portfolio, particularly in the second quarter of 1999, has begun to reward long-term investors. On a net asset value basis, the portfolio returned 14.0% (before contract fees and expenses) in that period and is a direct result of the smaller capitalization stocks the Portfolio owns that have rallied nicely. In addition, our new portfolio management team has selectively pruned holdings that would be classified as non-performers. Sectors that have been reduced include foreign stocks and REITs. Energy stocks were sold as oil prices rebounded lifting the prices of our holdings. The Carillon Bond Portfolio has had very good performance during 1999's first half, despite the increase in interest rates that has occurred this year. The long-term track record of this portfolio continues to be first rate. The S&P 500 Index Portfolio has performed well, producing strong returns that have reflected investors' preference for larger capitalization stocks. The returns of the Capital Portfolio continue to be disappointing for a number of reasons. The relatively low allocation to common stocks coupled with poor performing individual stocks hampered returns. In addition, the rise in interest rates in the first half of 1999 has hurt the performance of the fixed income allocation.

INTRODUCTION OF NEW PORTFOLIOS - I am pleased to announce three additions to the Carillon Fund family. Effective May 3, the Carillon Balanced Index Portfolio and the Carillon S&P MidCap 400 Portfolio were launched. Investors have enthusiastically received both portfolios with the Balanced Index Portfolio approaching $100 million in assets! This portfolio is composed of 60% of the S&P 500 Index and 40% of the Lehman Aggregate Bond Index. This portfolio will give the individual investor a prudent investment mix across the spectrum of equity and fixed income investments. The Carillon S&P MidCap 400 Index has been introduced to allow the investor to invest in an index that is comprised of companies whose market capitalizations range from $1 billion to $14 billion. Mid-cap stocks are viewed by a number of investment professionals as having excellent value as this sector has not appreciated in recent years as dramatically as the large capitalization stocks represented by the S&P 500. Finally, on June 30, the Carillon Lehman Aggregate Bond Index Portfolio was launched. This portfolio will try to replicate the returns produced by Lehman Brothers Aggregate Bond Index. This high credit quality index is comprised of U.S. Treasury and agency securities, investment-grade corporate bonds, and asset-and mortgage-backed securities.

MID-YEAR OUTLOOK - For the balance of 1999, expect the following:

- In response to the increase in both energy prices and interest rates, GDP growth should slow somewhat in the latter half of 1999.
- The unemployment rate should remain unchanged at 4.3%, as the acceleration in productivity growth is likely to be sustained for some time.
- On the inflation front, a combination of higher oil prices, but slightly lower price increases for goods and services should nudge the inflation rate from 1.6% to just under 2%.
- The development of the Internet continues to be the most deflationary event of our lifetime as this development allows productivity gains from cost cutting and increased competition in an environment where businesses cannot raise prices.
- The Federal Reserve will leave the Fed funds rate unchanged at 5%. However, long-term interest rates should decline due to a slowing economy, inflation that remains in check, and a Federal budget surplus that cause the Federal government to issue less debt.
- While there will be some minor Y2K issues, expect that the majority of the financial impact has already been incurred by businesses.

This report contains individual reports on all Carillon portfolios. Our portfolio management teams are pleased by the trust you have placed in us. Your thoughts and comments are important to us. Please drop me a note on any issue relating to performance or service of our Portfolios.

                                          Sincerely,

                                          /s/ Steven R. Sutermeister

                                          Steven R. Sutermeister, President
                                          Carillon Fund, Inc.
                                          July 28, 1999

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                                                                         1

  CARILLON FUND, INC.
   EQUITY PORTFOLIO

MANAGER'S COMMENTS:

The Carillon Equity Portfolio's performance in 1999 has been a tale of two quarters. While the first quarter's performance was disappointing, the second quarter of 1999 has been quiet rewarding to long-term investors. Aided by a rally in small-cap stocks and a return to value investing, the Carillon Equity Portfolio recorded a return of 13.96% in the second quarter of 1999, before contract fees and expenses, beating the S&P 500 Index by 6.91% in that period. For the year, the Portfolio's performance still trails the S&P 500 and Russell 2000 Index return, but we have seen a tremendous turnaround in relative performance over the last few months.

Effective March 18, 1999, a new interim portfolio manager was named for the Carillon Equity Portfolio. During this interim period, the objective of the Portfolio remains the same: to seek long term appreciation by investing in undervalued stocks. The strategy for meeting the objective will be similar to the past, as dictated by the prospectus, but not identical. The Portfolio will remain a "value" fund with a small cap bias. However, this does not mean that every stock in the Portfolio is, or will be, a small cap stock. The primary strategy of the Portfolio is to find "value" investments.

Substantial changes to the Portfolio have been made during this interim period and will continue to be made as we enter the third quarter of 1999. Some of the changes include reducing the foreign stock holdings in the Portfolio, reducing the REIT exposure, and reducing the number of stocks in the Portfolio to a more manageable number. In addition, certain stocks in the oil and gas sector were sold into strength, as that sector performed nicely during the second quarter of 1999. Finally, the liquidity of the Portfolio has improved as a conscious effort is being made to sell the smallest of the small-cap stocks in the Portfolio and move into issues that have a higher trading volume.

As we enter the third quarter, the Carillon Equity Portfolio has continued to gain ground on the S&P 500 Index and has outperformed the Russell 2000 Index substantially. In fact, as of the writing of this report on August 4, 1999, the performance of the Carillon Equity Portfolio has overtaken the Russell 2000 Index for the year (5.44% vs. 4.24%), before contract fees and expenses. Furthermore, the Portfolio's performance is closing in on the S&P 500 Index for the year (5.44% vs. 8.34%), before contract fees and expenses. After the poor performance the Portfolio exhibited in 1998 and early 1999 verses the Indexes, this is welcomed news!

As the third quarter of 1999 unfolds, I will endeavor to build upon the success of the last several months and continue to improve the relative performance of the Carillon Equity Portfolio.

TOP TEN HOLDINGS
-------------------------------------------------------

1.  MidCap SPDR Trust Unit Series I       6.  LSI Industries, Inc.
2.  Midwest Express Holdings              7.  Charter One Financial, Inc.
3.  Raymond James Financial Corp.         8.  FPIC Insurance Group, Inc.
4.  Basin Exploration, Inc.               9.  D.R. Horton, Inc.
5.  Mueller Industries, Inc.             10.  CTS Corp.

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      2

                                                           CARILLON FUND, INC.
                                                             EQUITY PORTFOLIO

SUMMARY
-------------------------------------------------------------------------------

OBJECTIVE:                                          Seeks long-term appreciation of capital by
                                                    investing in common stocks and other equity
                                                    securities with values that are, at present, not
                                                    fully recognized by the market.

STRATEGY:                                           The Equity Portfolio will remain in a highly
                                                    invested position ranging from 86% to 98%. The
                                                    cash position will be held in highly liquid money
                                                    market instruments to meet redemptions and to
                                                    provide cash for future stock purchases as new
                                                    opportunities arise.

INCEPTION:                                          August 15, 1984

MANAGER:                                            Gary R. Rodmaker (Interim Portfolio Manager
                                                    03/18/99 - Present)

HIGHLIGHTS
-------------------------------------------------------------------------------

On June 30, 1999, the Equity Portfolio had net assets of $171,391,435 and diversified holdings of:

Common Stocks                                         96.2%
Short-Term and Other                                   3.8%

As an investor in the Carillon Equity Portfolio, for every $1 you had invested on June 30, 1999, your fund owned:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking & Financial Service        19.6%
Manufacturing                      17.3%
Consumer Nondurable                13.4%
Energy/Utilities                   11.9%
Consumer Cyclical                   9.9%
Technology                          8.3%
Real Estate                         5.7%
Transportation                      5.1%
Short-Term & Other                  3.8%
Capital Goods                       3.8%
Service                             1.2%

*International holdings comprised 8% of net assets in the Equity Portfolio.

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   CAPITAL PORTFOLIO

MANAGER'S COMMENTS:

The Carillon Capital Portfolio's performance has been disappointing in 1999, but has improved markedly in the second quarter. Through June 30, 1999, the Portfolio posted a return of 1.47%, before contract fees and expenses. However, during the second quarter of 1999, the Portfolio gained over 4%.

The stock portion of the Portfolio benefited from a rally in small-cap stocks and a return of value investing during the second quarter of 1999. In addition, several changes were made to the equity portion of the Portfolio during the second quarter that were designed to enhance current and future performance. The general themes that were implemented include reducing foreign stock exposure, reducing REIT exposure, reducing the number of stocks held in the Portfolio, selling oil and gas stocks into strength, and adding liquidity to the Portfolio by selling the smallest of the small-cap stocks in the Portfolio. As we enter the third quarter of 1999, changes to the equity portion of the Portfolio will continue.

The bond portion of the Portfolio outperformed the Lehman Brothers Aggregate Bond Index handily during the first half of 1999. Although the Lehman Index posted a return of -1.38% for the period, the bond portion of the Carillon Capital Portfolio posted a return of +.68% for the period. The positive performance was attributable to an over-weighting of the Treasury bond sector in the Portfolio and good individual security selection.

The cash portion of the Portfolio performed in-line with other money market instruments, as one would expect. During the first half of 1999, the asset allocation between stocks, bonds and cash remained fairly constant with stocks averaging just below 60% of the Portfolio, bonds averaging approximately 40%, and cash averaging 1%-3% of the Portfolio. The asset allocation between stocks, bonds, and cash is expected to remain approximately the same for this Portfolio in the future.

TOP TEN HOLDINGS
-------------------------------------------------------

1.  Convergy's Corp.                      6.  Invacare Corp.
2.  Jefferies Group, Inc.                 7.  Whitman Corp.
3.  Andrew Corp.                          8.  Midwest Express Holdings
4.  Hewlett-Packard Company               9.  National RV Holdings, Inc.
5.  CTS Corp.                            10.  Mueller Industries, Inc.

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      4

                                                           CARILLON FUND, INC.
                                                            CAPITAL PORTFOLIO

SUMMARY
-------------------------------------------------------------------------------

OBJECTIVE:  Seeks high total return by investing in a mix of stocks, bonds, and money market securities at the discretion of the portfolio manager.

STRATEGY:  When the investing climate is near long-term historical relationships, the portfolio will allocate its assets approximately 55-65% stocks, 35-45% bonds, and 0-5% money markets instruments. As market conditions dictate, the Capital Portfolio repositions its asset mix to take advantage of existing opportunities.

INCEPTION:  May 1, 1990

MANAGER:   Gary R. Rodmaker (03/18/99 - Present)

HIGHLIGHTS
-------------------------------------------------------------------------------

On June 30, 1999, the Capital Portfolio had net assets of $19,681,998 and diversified holdings of:

                                     06/30/99   12/31/98    Long-Term
Stocks                                 63.2%       61.0%      55-65%
Bonds and Notes                        27.7%       38.8%      33-45%
Short-Term and Other                    9.1%         .2%        0-5%

As an investor in the Carillon Capital Portfolio, for every $1 you had invested on June 30, 1999, your fund owned:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Stocks                                56.4%
Mortgage & Asset-Backed Securities         15.2%
Corporate Bonds                            12.5%
Short-Term & Other                          9.1%
International Stocks                        6.8%

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   BOND PORTFOLIO

MANAGER'S COMMENTS:

The U.S. economy continued to show strong growth in the first and second quarter of 1999, after growing at an annual rate in excess of 6% during the fourth quarter of 1998. Consumer confidence has remained strong, and the labor markets remain tight. This has led the Federal Reserve to take a more restrictive approach to monetary policy in an effort to make a pre-emptive strike against future inflation. Put simply, that means higher interest rates and lower bond prices. The last six months have not been very kind to bond market investors as most bond portfolios have exhibited negative returns during the period.

During the first half of 1999, the Carillon Bond Portfolio posted a return of -1.09%, before contract fees and expenses, compared to a return of -1.38% for the Lehman Brothers Aggregate Bond Index. The Portfolio out-performed the Index slightly during the period due to its over-weighting of corporate bonds and good individual security selection. Although we are never satisfied with negative returns, we believe the Carillon Bond Portfolio is continuing to meet its objective of out-performing the bond market as a whole. Rising interest rates are never the friend of bond market investors, but interest rates will not rise forever.

Looking ahead to the third quarter of 1999, the strategy for the Carillon Bond Portfolio will not change. We will continue to attempt to outperform the bond market through superior individual security selection, sector rotation and relative value analysis. We at Carillon Advisers cannot control the direction of interest rates in general, but we can control the strategies we employ in an effort to meet our objectives. The strategy we have employed has been successful over the last 10 years and has been successful so far in 1999. We expect our strategy to be successful in the future, as well. We are anxiously looking forward to a time when interest rates stabilize and positive returns come back to the market.

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      6

                                                           CARILLON FUND, INC.
                                                               BOND PORTFOLIO

SUMMARY
-------------------------------------------------------------------------------

OBJECTIVE:  Seeks a high level of current income, without undue risk to principal, by investing in long-term, fixed-income, investment-grade corporate bonds.

STRATEGY:  The Bond Portfolio intends to invest at least 75% of the value of its assets in publicly-traded straight debt securities which have a rating within the four highest grades as rated by a national rating agency. Up to 25% of the portfolio may be invested in below investment grade securities, convertible debt securities, convertible preferred and preferred stock, and other securities.

INCEPTION: August 15, 1984

MANAGERS: Gary R. Rodmaker and Michael J. Schultz (11/01/98 - Present)

HIGHLIGHTS
-------------------------------------------------------------------------------

On June 30, 1999, the Bond Portfolio had net assets of $109,451,324 and diversified holdings of:

Bonds                                                 94.6%
Short-Term and Other                                   5.4%

As an investor in the Carillon Bond Portfolio, for every $1 you had invested on June 30, 1999, your fund owned:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds                            46.5%
U.S. Treasuries                            33.3%
Mortgage & Asset-Backed Securities         14.8%
Short-Term & Other                          5.4%

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   S&P 500 INDEX PORTFOLIO

MANAGER'S COMMENTS:

The first half of 1999 proved to be another excellent time to be invested in the Carillon S&P 500 Index Portfolio. During the period, the S&P 500 Index gained 12.38%, while the underlying Carillon S&P 500 Index Portfolio gained 12.03%, before contract fees and expenses. This is on top of a 28.54% return in 1998, a 32.72% return in 1997 and a 23.37% return in 1996 for the underlying Carillon S&P 500 Index Portfolio. The combination of low fees, limited transaction costs, and superior performance continues to attract investors.

The Carillon S&P 500 Index Portfolio continues to be the fastest growing Portfolio in the family of Carillon funds. During the first half of 1999, the Portfolio's assets grew from $131.3 million to $210.8 million, an increase of over 60%. The flow of funds into the Portfolio continues to increase as individuals recognize the strong performance the Portfolio has provided since its 12/29/95 inception. The larger portfolio size will continue to drive down the already low expense ratio of the Portfolio.

The primary objective of the S&P 500 Index Portfolio is to produce a return that corresponds to the total return of the S&P 500 Index. The focus of the portfolio manager is to monitor and minimize the difference between the return of the Portfolio and the return of the underlying S&P 500 Index before fees and expenses. This objective was met in the first half of 1999 as the difference in return was -.35%. This is acceptable since the Portfolio incurred approximately
 .22% in fees and expenses during the period.

The Portfolio currently holds approximately 450 of the 500 names contained in the Index. The stocks included in the Portfolio are properly weighted by name and industry to produce a return that is highly correlated with the return of the S&P 500 Index. Since its inception, the Portfolio has maintained a correlation in excess of 99% with the underlying S&P 500 Index.

TOP TEN HOLDINGS
--------------------------------------------------------

1.  Microsoft Corporation                           6.  Lucent Technologies, Inc.
2.  General Electric Company                        7.  Intel Corporation
3.  International Business Machines Corp.           8.  Exxon Corporation
4.  Wal-Mart Stores, Inc.                           9.  AT&T Corporation
5.  Cisco Systems, Inc.                            10.  Merck & Company, Inc.

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      8

                                                           CARILLON FUND, INC.
                                                      S&P 500 INDEX PORTFOLIO

SUMMARY
-------------------------------------------------------------------------------

OBJECTIVE:  Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index ("the S&P 500").

STRATEGY:  The S&P 500 Index Portfolio will remain fully invested in stocks included in the S&P 500 and in futures contracts on the Index. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases.

INCEPTION:  December 29, 1995

MANAGER:   Gary R. Rodmaker

HIGHLIGHTS
-------------------------------------------------------------------------------

On June 30, 1999, the S&P 500 Index Portfolio had net assets of $216,928,375 and diversified holdings of:

Common Stocks                                         95.2%
Short-Term, Futures, and Other                         4.8%

As an investor in the Carillon S&P 500 Index Portfolio, for every $1 you had invested on June 30, 1999, your fund owned:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Nondurable                21.4%
Technology                         20.2%
Banking & Financial Service        15.3%
Utilities                          11.1%
Consumer Cyclical                   8.3%
Capital Goods                       7.0%
Energy                              5.6%
Short-Term & Other                  4.8%
Manufacturing                       3.9%
Service                             1.4%
Transportation                      1.0%

"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Portfolio is not sponsored, endorsed, sold, or promoted by Standard & Poor's ("S&P"). S&P makes no representation regarding the advisability of investing in the Portfolio.

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   S&P MIDCAP 400 INDEX PORTFOLIO

MANAGER'S COMMENTS:

The S&P MidCap 400 Index Portfolio is one of the newest editions to Carillon Advisers' family of index portfolios. With an inception date of May 3, 1999, the Portfolio is off to an excellent start. For the stub period, May 3, 1999 to June 30, 1999, the S&P MidCap 400 Index recorded a gain of 4.17%, while the underlying Carillon S&P MidCap 400 Index Portfolio gained 4.30%, before contract fees and expenses. The acceptance of this fund has been positive as new assets are already flowing into the Portfolio. The S&P MidCap 400 Index Portfolio is a natural extension to the S&P 500 Index Portfolio that Carillon Advisers introduced in 1995. Like the S&P 500 Index Portfolio, the MidCap 400 Portfolio offers a combination of low fees, limited transaction costs, and competitive performance.

The S&P MidCap 400 Index is a stock market index that includes common stocks of companies with equity market capitalizations ranging from roughly $1 billion to $14 billion. While smaller than the companies found in the S&P 500 Index, these companies offer investors a nice blend of growth, value and performance. For those interested in diversification, this Portfolio offers the investor a way to participate in a segment of the stock market that is not served by simply investing in the S&P 500 Index Portfolio. Furthermore, by using this investment vehicle, the investor obtains all the value of indexing.

The primary objective of the S&P MidCap 400 Index Portfolio is to produce a return that corresponds to the total return of the S&P MidCap 400 Index. The focus of the portfolio manager is to monitor and minimize the difference between the return of the Portfolio and the return of the underlying S&P MidCap 400 Index before fees and expenses. This objective was met in the stub period of May 3, 1999 to June 30, 1999, as the difference in return was +.13%. This is good since the Portfolio incurred approximately .10% in fees and expenses during the period. The Portfolio currently holds virtually all of the 400 names contained in the actual S&P MidCap 400 Index. Furthermore, the stocks held in the Portfolio are properly weighted by name and industry to produce a return that is highly correlated with the S&P MidCap 400 Index. Since its inception, the Portfolio has maintained a correlation in excess of 99% with the underlying Index.

TOP TEN HOLDINGS
-------------------------------------------------------

1.  MidCap SPDR Unit Trust Series I       6.  E*Trade Group, Inc.
2.  Qualcom, Inc.                         7.  Maxim Integrated Products, Inc.
3.  Allmerica Financial Corp.             8.  Lexmark International Group, Inc.
4.  Linear Technology Corp.               9.  Xilinx, Inc.
5.  Biogen, Inc.                         10.  Harley-Davidson, Inc.

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     10

                                                           CARILLON FUND, INC.
                                               S&P MIDCAP 400 INDEX PORTFOLIO

SUMMARY
-------------------------------------------------------------------------------

OBJECTIVE:  Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's MidCap 400 Composite Stock Index ("the S&P 400").

STRATEGY:  The S&P MidCap 400 Index Portfolio will remain fully invested in stocks included in the S&P 400 and in futures contracts on the Index. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases.

INCEPTION:  May 3, 1999

MANAGER:   Gary R. Rodmaker

HIGHLIGHTS
-------------------------------------------------------------------------------

On June 30, 1999, the S&P MidCap 400 Index Portfolio had net assets of $17,561,115 and diversified holdings of:

Common Stocks                                         90.6%
Short-Term, Futures, and Other                         9.4%

As an investor in the Carillon S&P MidCap 400 Index Portfolio, for every $1 you had invested on June 30, 1999, your fund owned:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                         20.3%
Consumer Nondurable                13.2%
Consumer Cyclical                  12.4%
Banking & Financial Service        11.9%
Short-Term & Other                  9.4%
Utilities                           8.2%
Capital Goods                       6.9%
Energy                              4.6%
Manufacturing                       4.6%
MidCap SPDRs                        4.0%
Service                             3.3%
Transportation                      1.2%

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   BALANCED INDEX PORTFOLIO

MANAGER'S COMMENTS:

The Balanced Index Portfolio is one of the newest editions to Carillon Advisers' family of index portfolios. With an inception date of May 3, 1999, the Portfolio is off to an excellent start. For the stub period, May 3, 1999 to June 30, 1999, the Balanced Index recorded a gain of .49%, while the underlying Carillon Balanced Index Portfolio gained .50%, before contract fees and expenses. The acceptance of this fund has been positive as new assets are already flowing into the Portfolio. The Balanced Index Portfolio is another extension to the S&P 500 Index Portfolio that Carillon Advisers introduced in 1995. Like the S&P 500 Index Portfolio, the Balanced Index Portfolio offers a combination of low fees, limited transaction costs, and competitive performance.

The Balanced Index Portfolio is designed to be a portfolio that holds a combination of stocks and bonds in a predetermined, constant ratio of 60% stocks and 40% bonds (the "Balanced Index"). Furthermore, the stock portion of the portfolio is indexed to the S&P 500 Index, while the bond portion of the portfolio is indexed to the Lehman Brothers Aggregate Bond Index. The portfolio is monitored daily to ensure its return is properly tracking the index and that the weighting of individual securities and industry groups is appropriate. The portfolio is rebalanced as needed.

The primary objective of the Balanced Index Portfolio is to produce a return that corresponds to the total return of the Balanced Index. The focus of the portfolio manager is to monitor and minimize the difference between the return of the Portfolio and the return of the underlying Balanced Index before fees and expenses. This objective was met in the stub period of May 3, 1999 to June 30, 1999, as the difference in return was +.01%. This is excellent since the Portfolio incurred approximately .10% in fees and expenses during the period. The stocks and bonds included in the Portfolio are properly weighted by name, industry and sector to produce the desired results. The Portfolio has maintained a correlation in excess of 99% with the underlying Balanced Index since its inception.

TOP TEN HOLDINGS
-------------------------------------------------------

1.  Microsoft Corporation                           6.  Lucent Technologies, Inc.
2.  General Electric Company                        7.  Intel Corporation
3.  International Business Machines Corp.           8.  Exxon Corporation
4.  Wal-Mart Stores, Inc.                           9.  AT&T Corporation
5.  Cisco Systems, Inc.                            10.  Merck & Company, Inc.

--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
                                                     BALANCED INDEX PORTFOLIO

SUMMARY
-------------------------------------------------------------------------------

OBJECTIVE:  Seeks investment results, with respect to 60% of its net assets, that correspond to the total return of U.S. common stocks, as represented by the Standard & Poor's Composite 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

STRATEGY:  The Balanced Index Portfolio will invest approximately 60% of its net assets in a portfolio of stocks included in the S&P 500 and in futures of the Index and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Lehman Brothers Aggregate Bond Index.

INCEPTION:  May 3, 1999

MANAGER:   Gary R. Rodmaker

HIGHLIGHTS
-------------------------------------------------------------------------------

On June 30, 1999, the Balanced Index Portfolio had net assets of $74,007,905 and diversified holdings of:

Common Stocks                                         63.2%
Bonds and Notes                                       26.5%
Short-Term, Futures, and Other                        10.3%

As an investor in the Carillon Balanced Index Portfolio, for every $1 you had invested on June 30, 1999, your fund owned:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Stocks                        63.2%
Treasuries & Agency Notes          23.1%
Short-Term & Other                 10.3%
Mortgage-Backed Securities         2.67%
Corporate Bonds                     0.7%

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

                                                  EQUITY       CAPITAL        BOND      S&P 500 INDEX
                                                PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO
                                               ------------  -----------  ------------  --------------
ASSETS
  Investments in securities, at value
    (cost $154,280,189; $39,446,157;
    $112,863,420; $158,785,974)                $173,613,205  $37,208,915  $110,847,236   $209,902,565
  Cash                                                   --           --            --             --

  Receivables:
    Shares sold                                       2,805        1,487         1,195      6,444,795
    Securities sold                               3,615,110   44,494,862            --      1,135,169
    Interest and dividends                           44,905      113,810     1,872,741        177,468
  Variation margin                                       --           --            --         63,350
  Prepaid expenses and other                         20,130       13,119         7,809         28,114
                                               ------------  -----------  ------------  --------------
                                                177,296,155   81,832,193   112,728,981    217,751,461
                                               ------------  -----------  ------------  --------------
LIABILITIES
  Payables:
    Investment securities purchased                      --           --            --        448,072
    Shares redeemed                               5,786,932   62,078,734     3,087,810        311,282
    Investment advisory fees                         86,523       48,519        43,394         47,472
    Custodian and portfolio accounting fees          21,462       11,965         5,831             --
    Professional fees                                 7,639        8,186         8,969          9,256
    Other accrued expenses                            2,164        2,791         2,469          7,004
    Deferred directors' compensation                     --           --       129,184             --
                                               ------------  -----------  ------------  --------------
                                                  5,904,720   62,150,195     3,277,657        823,086
                                               ------------  -----------  ------------  --------------
NET ASSETS
  Paid-in capital                               177,170,610   35,356,012   111,212,454    164,947,336
  Undistributed net investment income                48,464      112,725       384,562         63,876
  Accumulated net realized gain / (loss) on
    investments and futures contracts           (25,160,655) (13,549,497)     (129,508)       691,672
  Net unrealized
    appreciation / (depreciation) on
    investments, futures contracts, and
    translation of assets and liabilities in
    foreign currencies                           19,333,016   (2,237,242)   (2,016,184)    51,225,491
                                               ------------  -----------  ------------  --------------
                                               $171,391,435  $19,681,998  $109,451,324   $216,928,375
                                               ------------  -----------  ------------  --------------
                                               ------------  -----------  ------------  --------------
Shares authorized ($.10) par value               40,000,000   30,000,000    30,000,000     30,000,000

Shares outstanding                               13,068,615    1,760,988    10,274,390     10,055,146

Net asset value, offering and redemption
  price per share                                    $13.11       $11.18        $10.65         $21.57

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENT.

--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
                                         STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1999
(UNAUDITED)

                                          S&P MIDCAP 400 INDEX    BALANCED INDEX
                                                PORTFOLIO            PORTFOLIO
                                          ---------------------   ---------------
ASSETS
  Investments in securities, at value
     (cost $15,499,043; $66,219,315)           $15,997,686          $66,356,827
  Cash                                                 750               45,359

  Receivables:
    Shares sold                                  1,190,709           58,923,407
    Securities sold                                467,133              895,800
    Interest and dividends                          10,245              326,004
  Variation margin                                    (725)                  --
  Prepaid expenses and other                         1,459                1,459
                                          ---------------------   ---------------
                                                17,667,257          126,548,856
                                          ---------------------   ---------------
LIABILITIES
  Payables:
    Investment securities purchased                 93,985           52,530,098
    Shares redeemed                                     --                   --
    Investment advisory fees                         1,514                   76
    Custodian and portfolio accounting
       fees                                          6,707                6,707
    Professional fees                                2,973                2,973
    Other accrued expenses                             963                1,097
    Deferred directors' compensation                    --                   --
                                          ---------------------   ---------------
                                                   106,142           52,540,951
                                          ---------------------   ---------------
NET ASSETS
  Paid-in capital                               16,921,800           73,895,198
  Undistributed net investment income               24,339               67,579
  Accumulated net realized gain / (loss)
     on investments and futures
     contracts                                     117,058              (92,384)
  Net unrealized
     appreciation / (depreciation) on
     investments, futures contracts, and
     translation of assets and
     liabilities in foreign currencies             497,918              137,512
                                          ---------------------   ---------------
                                               $17,561,115          $74,007,905
                                          ---------------------   ---------------
                                          ---------------------   ---------------
Shares authorized ($.10) par value              30,000,000           30,000,000

Shares outstanding                               1,684,216            7,366,377

Net asset value, offering and redemption
   price per share                                  $10.43               $10.05

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENT.

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

                                   EQUITY       CAPITAL        BOND      S&P 500 INDEX
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                ------------  ------------  -----------  --------------
INVESTMENT INCOME
  Interest                      $    227,521  $  1,330,181  $ 4,073,255    $   188,988
  Dividends (net of foreign
    withholding taxes of
    $26,446; $5,000; $0;
    $27,667)                       1,157,708       350,360           --      1,109,194
                                ------------  ------------  -----------  --------------
                                   1,385,229     1,680,541    4,073,255      1,298,182
                                ------------  ------------  -----------  --------------
EXPENSES
  Investment advisory fees           577,297       325,954      266,949        258,438
  Custodian fees and expenses         31,660        14,851       13,579         12,789
  Portfolio accounting fees           17,204        15,118       24,119         17,357
  Professional fees                    7,815         7,837        7,186          8,403
  Director's fees                      6,733         6,731        6,726          6,733
  Transfer agent fees                  3,261         3,360        3,284          3,078
  Other                               22,568         8,222       14,631          1,372
                                ------------  ------------  -----------  --------------
                                     666,538       382,073      336,474        308,170
  Expense reimbursement                   --            --           --             --
                                ------------  ------------  -----------  --------------
                                     666,538       382,073      336,474        308,170
                                ------------  ------------  -----------  --------------
NET INVESTMENT INCOME                718,691     1,298,468    3,736,781        990,012
                                ------------  ------------  -----------  --------------

REALIZED AND UNREALIZED GAIN /
  (LOSS)
  Net realized gain / (loss)
    on investments               (24,824,020)  (10,890,185)     292,720        511,822
  Net realized gain / (loss)
    on futures contracts                  --            --           --        344,847
                                ------------  ------------  -----------  --------------
                                 (24,824,020)  (10,890,185)     292,720        856,669
                                ------------  ------------  -----------  --------------

  Net change in unrealized
    appreciation /
    (depreciation) on
    investments, futures
    contracts, and translation
    of assets and liabilities
    in foreign currencies         31,056,207    10,458,631   (5,231,212)    18,282,256
                                ------------  ------------  -----------  --------------

NET REALIZED AND UNREALIZED
  GAIN / (LOSS)                    6,232,187      (431,554)  (4,938,492)    19,138,925
                                ------------  ------------  -----------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS        $  6,950,878  $    866,914  $(1,201,711)   $20,128,937
                                ------------  ------------  -----------  --------------
                                ------------  ------------  -----------  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
                                                     STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

                                          S&P MIDCAP 400 INDEX    BALANCED INDEX
                                                PORTFOLIO            PORTFOLIO
                                          ---------------------   ---------------
INVESTMENT INCOME
  Interest                                       $ 10,228             $ 58,484
  Dividends (net of foreign withholding
     taxes of $0; $1,265)                          28,212               21,640
                                                 --------         ---------------
                                                   38,440               80,124
                                                 --------         ---------------
EXPENSES
  Investment advisory fees                          7,051                6,653
  Custodian fees and expenses                       1,894                1,894
  Portfolio accounting fees                         4,814                4,814
  Professional fees                                 2,973                2,973
  Director's fees                                   1,136                1,136
  Transfer agent fees                                 290                  290
  Other                                               962                1,095
                                                 --------         ---------------
                                                   19,120               18,855
  Expense reimbursement                            (5,019)              (6,310)
                                                 --------         ---------------
                                                   14,101               12,545
                                                 --------         ---------------
NET INVESTMENT INCOME                              24,339               67,579
                                                 --------         ---------------

REALIZED AND UNREALIZED GAIN / (LOSS)
  Net realized gain / (loss) on
     investments                                  117,528                2,136
  Net realized gain / (loss) on futures
     contracts                                       (470)             (94,520)
                                                 --------         ---------------
                                                  117,058              (92,384)
                                                 --------         ---------------

  Net change in unrealized appreciation
     / (depreciation) on investments,
     futures contracts, and translation
     of assets and liabilities in
     foreign currencies                           497,918              137,512
                                                 --------         ---------------

NET REALIZED AND UNREALIZED GAIN /
   (LOSS)                                         614,976               45,128
                                                 --------         ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                               $639,315             $112,707
                                                 --------         ---------------
                                                 --------         ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   STATEMENTS OF CHANGES IN NET ASSETS

                           EQUITY PORTFOLIO                          CAPITAL PORTFOLIO
                           ---------------------------------------   ---------------------------------------
                           FOR THE SIX MONTHS   FOR THE YEAR ENDED   FOR THE SIX MONTHS   FOR THE YEAR ENDED
                             ENDED JUNE 30,        DECEMBER 31,        ENDED JUNE 30,        DECEMBER 31,
                           ------------------   ------------------   ------------------   ------------------
                              (UNAUDITED)                               (UNAUDITED)
                                  1999                 1998                 1999                 1998
                           ------------------   ------------------   ------------------   ------------------
OPERATIONS
  Net investment income       $    718,691         $  4,315,972         $  1,298,468         $  4,346,302
  Net realized gain /
     (loss) on
     investments and
     futures                   (24,824,020)          29,356,244          (10,890,185)          (2,555,124)
  Net change of
     unrealized
     appreciation /
     (depreciation) on
     investments, futures
     contracts, and
     translation of
     assets and
     liabilities in
     foreign currencies         31,056,207          (82,894,401)          10,458,631          (21,439,855)
                           ------------------   ------------------   ------------------   ------------------
                                 6,950,878          (49,222,185)             866,914          (19,648,677)
                           ------------------   ------------------   ------------------   ------------------
DISTRIBUTIONS TO
   SHAREHOLDERS
  Net investment income         (1,218,332)          (3,999,567)          (1,428,861)          (4,682,563)
  Net realized gain            (29,666,177)         (43,531,579)                  --           (7,315,800)
                           ------------------   ------------------   ------------------   ------------------
                               (30,884,509)         (47,531,146)          (1,428,861)         (11,998,363)
                           ------------------   ------------------   ------------------   ------------------
FUND SHARE TRANSACTIONS
  Proceeds from shares
     sold                        2,167,885           27,909,508              934,127           23,465,642
  Reinvestment of
     distributions              30,884,509           47,531,146            1,428,861           11,998,363
  Payments for shares
     redeemed                  (86,510,136)         (65,531,975)         (91,797,125)         (42,968,753)
                           ------------------   ------------------   ------------------   ------------------
                               (53,457,742)           9,908,679          (89,434,137)          (7,504,748)
                           ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE)
   IN NET ASSETS               (77,391,373)         (86,844,652)         (89,996,084)         (39,151,788)

NET ASSETS
  Beginning of period          248,782,808          335,627,460          109,678,082          148,829,870
                           ------------------   ------------------   ------------------   ------------------
  End of period               $171,391,435         $248,782,808         $ 19,681,998         $109,678,082
                           ------------------   ------------------   ------------------   ------------------
                           ------------------   ------------------   ------------------   ------------------
UNDISTRIBUTED NET
   INVESTMENT INCOME          $     48,464         $    548,105         $    112,725         $    233,033
                           ------------------   ------------------   ------------------   ------------------
                           ------------------   ------------------   ------------------   ------------------
FUND SHARE TRANSACTIONS
  Sold                             154,463            1,482,774               84,296            1,762,635
  Reinvestment of
     distributions               2,702,934            2,544,159              131,063              925,235
  Redeemed                      (6,492,526)          (3,814,089)          (8,247,187)          (3,453,975)
                           ------------------   ------------------   ------------------   ------------------
    Net increase
       (decrease) from
       fund share
       transactions             (3,635,129)             212,844           (8,031,828)            (766,105)
                           ------------------   ------------------   ------------------   ------------------
                           ------------------   ------------------   ------------------   ------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
                                          STATEMENTS OF CHANGES IN NET ASSETS

                           BOND PORTFOLIO                            S&P 500 INDEX PORTFOLIO
                           ---------------------------------------   ---------------------------------------
                           FOR THE SIX MONTHS   FOR THE YEAR ENDED   FOR THE SIX MONTHS   FOR THE YEAR ENDED
                             ENDED JUNE 30,        DECEMBER 31,        ENDED JUNE 30,        DECEMBER 31,
                           ------------------   ------------------   ------------------   ------------------
                              (UNAUDITED)                               (UNAUDITED)
                                  1999                 1998                 1999                 1998
                           ------------------   ------------------   ------------------   ------------------
OPERATIONS
  Net investment income       $  3,736,781         $  8,002,882         $    990,012         $  1,144,225
  Net realized gain /
     (loss) on
     investments and
     futures                       292,720             (382,978)             856,669            1,188,196
  Net change of
     unrealized
     appreciation /
     (depreciation) on
     investments, futures
     contracts, and
     translation of
     assets and
     liabilities in
     foreign currencies         (5,231,212)            (644,567)          18,282,256           20,913,178
                           ------------------   ------------------   ------------------   ------------------
                                (1,201,711)           6,975,337           20,128,937           23,245,599
                           ------------------   ------------------   ------------------   ------------------
DISTRIBUTIONS TO
   SHAREHOLDERS
  Net investment income         (3,752,387)          (7,895,961)          (1,008,068)          (1,101,958)
  Net realized gain                     --           (1,121,637)          (1,193,873)          (1,947,719)
                           ------------------   ------------------   ------------------   ------------------
                                (3,752,387)          (9,017,598)          (2,201,941)          (3,049,677)
                           ------------------   ------------------   ------------------   ------------------
FUND SHARE TRANSACTIONS
  Proceeds from shares
     sold                       12,740,609           50,015,086           68,888,114           58,542,452
  Reinvestment of
     distributions               3,752,387            9,017,598            2,201,941            3,049,677
  Payments for shares
     redeemed                  (15,849,885)         (43,120,208)          (3,433,461)          (6,037,935)
                           ------------------   ------------------   ------------------   ------------------
                                   643,111           15,912,476           67,656,594           55,554,194
                           ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE)
   IN NET ASSETS                (4,310,987)          13,870,215           85,583,590           75,750,116

NET ASSETS
  Beginning of period          113,762,311           99,892,096          131,344,785           55,594,669
                           ------------------   ------------------   ------------------   ------------------
  End of period               $109,451,324         $113,762,311         $216,928,375         $131,344,785
                           ------------------   ------------------   ------------------   ------------------
                           ------------------   ------------------   ------------------   ------------------
UNDISTRIBUTED NET
   INVESTMENT INCOME          $    384,562         $    382,160         $     63,876         $     81,932
                           ------------------   ------------------   ------------------   ------------------
                           ------------------   ------------------   ------------------   ------------------
FUND SHARE TRANSACTIONS
  Sold                           1,157,082            4,379,828            3,375,249            3,377,397
  Reinvestment of
     distributions                 347,948              799,240              107,819              175,601
  Redeemed                      (1,450,011)          (3,811,138)            (165,992)            (345,887)
                           ------------------   ------------------   ------------------   ------------------
    Net increase
       (decrease) from
       fund share
       transactions                 55,019            1,367,930            3,317,076            3,207,111
                           ------------------   ------------------   ------------------   ------------------
                           ------------------   ------------------   ------------------   ------------------

                           S&P MIDCAP 400 INDEX
                           PORTFOLIO                 BALANCED INDEX PORTFOLIO
                           -----------------------   ------------------------
                           PERIOD FROM MAY 3, 1999   PERIOD FROM MAY 3, 1999
                                 TO JUNE 30,               TO JUNE 30,
                           -----------------------   ------------------------
                                 (UNAUDITED)               (UNAUDITED)
                                    1999                       1999
                           -----------------------   ------------------------
OPERATIONS
  Net investment income          $    24,339               $     67,579
  Net realized gain /
     (loss) on
     investments and
     futures                         117,058                    (92,384)
  Net change of
     unrealized
     appreciation /
     (depreciation) on
     investments, futures
     contracts, and
     translation of
     assets and
     liabilities in
     foreign currencies              497,918                    137,512
                                 -----------                -----------
                                     639,315                    112,707
                                 -----------                -----------
DISTRIBUTIONS TO
   SHAREHOLDERS
  Net investment income                   --                         --
  Net realized gain                       --                         --
                                 -----------                -----------
                                          --                         --
                                 -----------                -----------
FUND SHARE TRANSACTIONS
  Proceeds from shares
     sold                         17,325,672                 74,063,787
  Reinvestment of
     distributions                        --                         --
  Payments for shares
     redeemed                       (403,872)                  (168,589)
                                 -----------                -----------
                                  16,921,800                 73,895,198
                                 -----------                -----------
NET INCREASE (DECREASE)
   IN NET ASSETS                  17,561,115                 74,007,905
NET ASSETS
  Beginning of period                     --                         --
                                 -----------                -----------
  End of period                  $17,561,115               $ 74,007,905
                                 -----------                -----------
                                 -----------                -----------
UNDISTRIBUTED NET
   INVESTMENT INCOME             $    24,339               $     67,579
                                 -----------                -----------
                                 -----------                -----------
FUND SHARE TRANSACTIONS
  Sold                             1,724,058                  7,383,618
  Reinvestment of
     distributions                        --                         --
  Redeemed                           (39,842)                   (17,241)
                                 -----------                -----------
    Net increase
       (decrease) from
       fund share
       transactions                1,684,216                  7,366,377
                                 -----------                -----------
                                 -----------                -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   SCHEDULE OF INVESTMENTS                                   EQUITY PORTFOLIO

JUNE 30, 1999
(UNAUDITED)

COMMON STOCKS - 96.18%

                                              SHARES         VALUE

                                                 -----------------
BANKING &
FINANCIAL SERVICE - 19.65%
  Allied Capital Corporation                 133,639  $  2,727,336
  Amresco, Incorporated*                     154,000       991,375
  Banco Latinoamericano De
     Exportanciones Sponsored ADR             75,000     2,006,250
  Charter One Financial, Incorporated        120,462     3,350,349
  Corvel Corporation*                        132,000     2,838,000
  Duff & Phelps Credit Rating Company         40,300     2,695,063
  Fahnestock Viner Holdings,
     Incorporated                            150,000     2,343,750
  FPIC Insurance Group, Incorporated*         68,000     3,298,000
  Golden State Bancorp*                       51,000     1,122,000
  Hamilton Bancorp, Incorporated*             50,000     1,200,000
  Investment Technology Group,
     Incorporated                             52,800     1,709,400
  Jefferies Group, Incorporated               52,800     1,584,000
  Peoples Heritage Financial Group           100,000     1,881,250
  Raymond James Financial Corporation        143,725     3,440,417
  UICI*                                       90,000     2,486,250
                                                      ------------
                                                        33,673,440
                                                      ------------
CAPITAL GOODS - 3.79%
  CTS Corporation                             45,000     3,150,000
  LSI Industries, Incorporated               138,900     3,350,963
                                                      ------------
                                                         6,500,963
                                                      ------------
CONSUMER CYCLICAL - 9.88%
  Claire's Stores, Incorporated               78,100     2,001,313
  Ethan Allen Interiors                       62,400     2,355,600
  Maxwell Shoe Company, Incorporated*        167,500     1,517,969
  National RV Holdings, Incorporated*        110,000     2,667,500
  Perry Ellis International,
     Incorporated*                            40,900       547,038
  Stanley Furniture Company*                 134,000     3,015,000
  Strattec Security Corporation*              70,000     2,362,500
  Toll Brothers, Incorporated*               115,000     2,465,313
                                                      ------------
                                                        16,932,233
                                                      ------------

                                              SHARES         VALUE

                                                 -----------------
CONSUMER NON-DURABLE - 13.45%
  Anchor Gaming*                              46,500  $  2,234,905
  Health Management Association Class A*     137,000     1,541,250
  Invacare Corporation                       117,000     3,129,750
  Laboratorio Chile ADR                      156,700     2,820,600
  Landry's Seafood Restaurants,
     Incorporated*                           110,000       880,000
  Luxottica Group S.p.A. Sponsored ADR*      185,000     2,879,062
  Orthofix International N.V.*                84,536     1,257,472
  Richfood Holdings, Incorporated            122,000     2,150,250
  Schlotzsky's, Incorporated*                156,900     1,716,093
  Scientific Games Holdings Corporation*     126,200     2,460,900
  Watson Pharmaceuticals, Incorporated*       14,500       508,405
  Young Innovations, Incorporated*           101,000     1,477,124
                                                      ------------
                                                        23,055,811
                                                      ------------
ENERGY - 10.50%
  Atwood Oceanics, Incorporated*              63,700     1,990,625
  Basin Exploration, Incorporated*           170,000     3,410,625
  Cabot Oil & Gas Corporation                 85,000     1,583,125
  Callon Petroleum Company*                  165,000     1,701,563
  Houston Exploration Company*               100,000     1,893,750
  Marine Drilling Company, Incorporated*     210,000     2,874,375
  Newfield Exploration Company*              100,000     2,843,750
  Pride International, Incorporated*         160,000     1,690,000
                                                      ------------
                                                        17,987,813
                                                      ------------
MANUFACTURING - 17.26%
  Carbide Graphite Group, Incorporated*       81,000     1,159,313
  Champion Enterprises, Incorporated*         88,000     1,639,000
  CompX International, Incorporated*         173,000     3,092,375
  Cotelligent, Incorporated*                  65,000       507,813
  DeBeers Consolidated Mines ADR             125,000     2,984,375
  D.R. Horton, Incorporated                  190,000     3,158,750
  Fibermark, Incorporated*                   115,000     1,516,563
  Giant Cement Holding, Incorporated*         94,000     2,150,250
  Matthews International Corporation -
     Class A                                  89,000     2,636,625
  Mueller Industries, Incorporated*          100,000     3,393,750
  NCI Building Systems, Incorporated*        123,400     2,637,675
  Omniquip International, Incorporated       218,000     1,716,750
  Sawtek, Incorporated*                       65,000     2,981,875
                                                      ------------
                                                        29,575,114
                                                      ------------
REAL ESTATE - 5.65%
  Chicago Title Corporation                   25,300       902,894
  Duke Realty Investments, Incorporated       29,000       654,313
  FelCor Lodging Trust, Incorporated         115,600     2,398,700
  Gables Residential Trust                    80,000     1,930,000
  Hospitality Properties Trust                64,000     1,736,000
  Mid-America Apartment Communities           90,000     2,081,250
                                                      ------------
                                                         9,703,157
                                                      ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
   SCHEDULE OF INVESTMENTS                                   EQUITY PORTFOLIO

                                              SHARES         VALUE

                                                 -----------------
SERVICE - 1.23%
  Convergys Corporation*                     100,000  $  1,925,000
  Miami Computer Supply Corporation*          10,000       188,750
                                                      ------------
                                                         2,113,750
                                                      ------------
TECHNOLOGY - 8.28%
  3DFX Interactive, Incorporated*             37,370       583,906
  Andrew Corporation*                         92,000     1,742,250
  Cybex Corporation*                          80,000     2,230,000
  ECI Telecommunications                      94,500     3,136,219
  Mastec, Incorporated*                       40,000     1,130,000
  Performance Technologies,
     Incorporated*                           115,500     2,324,438
  SPSS, Incorporated*                        118,500     3,043,969
                                                      ------------
                                                        14,190,782
                                                      ------------
TRANSPORTATION - 5.12%
  America West Holdings Corporation
     Class B*                                100,000     1,887,500
  Comair Holdings, Incorporated              102,000     2,122,875
  Midwest Express Holdings*                  104,550     3,554,700
  Whitman Corporation                         66,800     1,202,400
                                                      ------------
                                                         8,767,475
                                                      ------------
UTILITIES - 1.37%
  Avista Corporation                          79,000     1,283,750
  Niagara Mohawk Holdings, Incorporated*      66,000     1,060,125
                                                      ------------
                                                         2,343,875
                                                      ------------
    Total Common Stocks (cost
       $144,756,155)                                   164,844,413
                                                      ------------

UNIT INVESTMENT TRUST - 2.84%
  MidCap SPDR Trust Unit Series I             61,950     4,859,203
                                                      ------------
    Total Unit Investment Trust (cost
       $5,614,445)

                                           PRINCIPAL         VALUE

                                               -------------------
SHORT-TERM INVESTMENTS - 2.28%
VARIABLE RATE
DEMAND NOTES(1) - 2.28%
  Firstar Bank
     (4.970% due 12/31/31)                $3,909,589  $  3,909,589
                                                      ------------
    Total Short-Term Investments (cost
       $3,909,589)                                       3,909,589
                                                      ------------
TOTAL INVESTMENTS - 101.30%
   (cost $154,280,189)(2)                              173,613,205
                                                      ------------
OTHER ASSETS AND LIABILITIES - (1.30)%                  (2,221,770)
                                                      ------------
TOTAL NET ASSETS - 100%                               $171,391,435
                                                      ------------
                                                      ------------

----------

 *   Non-income producing
(ADR) American Depository Receipt
(1) Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of June 30, 1999.
(2) Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at June 30, 1999 for financial reporting purposes was $38,527,702 and ($19,194,686).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   CAPITAL PORTFOLIO                                  SCHEDULE OF INVESTMENTS

JUNE 30, 1999
(UNAUDITED)

COMMON STOCKS - 61.13%

                                             SHARES/
                                           PRINCIPAL         VALUE

                                               -------------------
BANKING &
FINANCIAL SERVICE - 10.56%
  Amresco, Incorporated*                      50,000  $    321,874
  Charter One Financial, Incorporated*        11,000       305,937
  Duff & Phelps Credit Rating Company          5,000       334,374
  Golden State Bancorp*                       13,000       286,000
  Investment Technology Group,
     Incorporated                              5,275       170,777
  Jefferies Group, Incorporated               12,000       360,000
  Texas Regional Bancshares-A                 11,000       299,062
                                                      ------------
                                                         2,078,024
                                                      ------------
CAPITAL GOODS - 1.93%
  CTS Corporation                              5,000       350,000
  LMI Aerospace, Incorporated*                 7,000        30,188
                                                      ------------
                                                           380,188
                                                      ------------
CONSUMER CYCLICAL - 4.65%
  National RV Holdings, Incorporated*         14,000       339,500
  Newmark Homes Corporation*                  50,800       273,050
  Winsloew Furniture, Incorporated*            9,000       302,625
                                                      ------------
                                                           915,175
                                                      ------------
CONSUMER NON-DURABLE - 9.11%
  Anchor Gaming*                               6,500       312,405
  Health Management Association Class A*      21,900       246,375
  Invacare Corporation                        13,000       347,750
  Luxottica Group S.p.A. Sponsored ADR*       21,000       326,813
  Merck & Company, Incorporated                4,000       296,000
  Watson Pharmaceuticals, Incorporated*        7,500       262,969
                                                      ------------
                                                         1,792,312
                                                      ------------
ENERGY - 1.50%
  Pride International, Incorporated*          28,000       295,750
                                                      ------------
MANUFACTURING - 8.71%
  Champion Enterprises, Incorporated*         15,000       279,375
  D.R. Horton, Incorporated                   19,000       315,875
  DeBeers Consolidated Mines ADR              13,000       310,375
  Lindberg Corporation                        18,000       202,500
  Mueller Industries, Incorporated*           10,000       339,375
  Omniquip International, Incorporated        34,000       267,750
                                                      ------------
                                                         1,715,250
                                                      ------------

                                             SHARES/
                                           PRINCIPAL         VALUE

                                               -------------------
REAL ESTATE - 6.25%
  Chicago Title Corporation                    9,000  $    321,188
  Duke Realty Investments, Incorporated       13,000       293,313
  FelCor Lodging Trust, Incorporated          14,000       290,500
  St. Joe Company                             12,000       324,000
                                                      ------------
                                                         1,229,001
                                                      ------------
SERVICE - 1.96%
  Convergy's Corporation*                     20,000       385,000
                                                      ------------
TECHNOLOGY - 6.76%
  Andrew Corporation*                         19,000       359,813
  Cybex Corporation*                          11,500       320,563
  ECI Telecommunications                       9,000       298,688
  Hewlett-Packard Company*                     3,500       351,750
                                                      ------------
                                                         1,330,814
                                                      ------------
TRANSPORTATION - 6.59%
  America West Holdings Corporation
     Class B*                                 16,000       302,000
  Comair Holdings, Incorporated*              15,000       312,188
  Midwest Express Holdings*                   10,000       340,000
  Whitman Corporation                         19,000       342,000
                                                      ------------
                                                         1,296,188
                                                      ------------
UTILITIES - 3.11%
  Avista Corporation                          17,000       276,250
  Niagara Mohawk Holdings, Incorporated*      21,000       337,313
                                                      ------------
                                                           613,563
                                                      ------------
    Total Common Stocks
       (cost $13,747,766)                               12,031,265
                                                      ------------
FOREIGN COMMON STOCK - 2.07%

MALAYSIA - 2.07%
  Bumi Armada Berhad*                        500,000       407,583
                                                      ------------
    Total Foreign Common Stock
       (cost $791,617)                                     407,583
                                                      ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -
9.72%

FEDERAL HOME LOAN MORTGAGE CORPORATION -
 .13%
  1399 PAC (7.000% due 09/15/22)          $   26,780        25,558
                                                      ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
   CAPITAL PORTFOLIO                                  SCHEDULE OF INVESTMENTS

                                             SHARES/
                                           PRINCIPAL         VALUE

                                               -------------------
PRIVATE SECTOR - 9.59%
  GE Capital Mortgage Services, Inc.
     (6.000% due 08/25/09)                $  479,183  $    460,141
  Prudential Home Mortgage Securities
     (7.500% due 07/25/10)                   449,322       453,151
  MSC 1998-WF 1(7.120% due 01/15/08)       1,000,000       974,060
                                                      ------------
                                                         1,887,352
                                                      ------------
    Total Collateralized Mortgage
       Obligations (cost $1,867,247)                     1,912,910
                                                      ------------

MORTGAGE-
BACKED SECURITIES - .69%

FEDERAL HOME LOAN MORTGAGE CORPORATION -
 .63%
  7.500% due 06/01/07                            441           444
  9.500% due 10/01/08                        109,241       116,134
  8.250% due 03/01/12                            690           714
  8.500% due 03/01/16                            299           315
  7.500% due 07/01/17                          4,510         4,574
  11.000% due 04/01/19                            25            28
  11.000% due 11/01/19                            57            62
  11.000% due 05/01/20                           816           893
  11.000% due 06/01/20                           270           295
                                                      ------------
                                                           123,459
                                                      ------------
FEDERAL NATIONAL
MORTGAGE ASSOCIATION - .06%
  9.000% due 11/01/05                         11,481        11,978
                                                      ------------
    Total Mortgage-backed Securities
       (cost $136,360)                                     135,437
                                                      ------------
ASSET-BACKED SECURITY - 4.79%
  PaineWebber Mtg. Accpt. 96 M1 E
     (7.655% due 01/02/12)                 1,005,805       941,997
                                                      ------------
    Total Asset-backed Securities
       (cost $1,038,764)                                   941,997
                                                      ------------
                                             SHARES/
                                           PRINCIPAL         VALUE

                                               -------------------

CORPORATE BONDS
AND NOTES - 12.54%

AIR TRANSPORTATION - 3.74%
  America West Airlines (6.850% due
     07/02/09)                            $  289,487  $    279,378
  Midway Airlines (7.140% due 01/02/15)      500,000       456,400
                                                      ------------
                                                           735,778
                                                      ------------

ELECTRIC - 8.80%
  Niagara Mohawk Power (9.750% due
     11/01/05)                             1,500,000     1,731,582
                                                      ------------
    Total Corporate Bonds
       (cost $2,552,040)                                 2,467,360
                                                      ------------

SHORT-TERM INVESTMENTS - 98.11%

VARIABLE RATE
DEMAND NOTES(1) - 98.11%
  General Mills (4.825% due 12/31/31)      3,771,287     3,771,287
  Firstar Bank (4.970% due 12/31/31)       3,810,808     3,810,808
  Pitney Bowes (4.825% due 12/31/31)       3,581,133     3,581,133
  Sara Lee (4.820% due 12/31/31)           3,576,916     3,576,916
  Warner Lambert (4.701% due 12/31/31)       852,935       852,935
  Wisconsin Electric (4.700% due
     12/31/31)                             3,719,284     3,719,284
                                                      ------------
    Total Short-Term Investments
       (cost $19,312,363)                               19,312,363
                                                      ------------
TOTAL INVESTMENTS - 189.05%
   (cost $39,446,157)(2)                                37,208,915
                                                      ------------
OTHER ASSETS AND LIABILITIES - (89.05%)                (17,526,917)
                                                      ------------
TOTAL NET ASSETS - 100%                               $ 19,681,998
                                                      ------------
                                                      ------------

----------

 *   Non-income producing
(ADR) American Depository Receipt
(1) Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of June 30 1999.
(2) Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at June 30, 1999 for financial reporting purposes was $1,681,707 and ($3,918,949).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   SCHEDULE OF INVESTMENTS                                     BOND PORTFOLIO

JUNE 30, 1999
(UNAUDITED)

U.S. TREASURY OBLIGATIONS - 33.36%

                                           PRINCIPAL         VALUE

                                               -------------------
U.S. TREASURY NOTES - 33.36%
  6.000% due 10/15/99                     $3,000,000  $  3,009,375
  0.000% due 02/15/00                      3,250,000     3,150,937
  6.750% due 04/30/00                      2,000,000     2,023,750
  7.750% due 02/15/01                      5,000,000     5,171,875
  0.000% due 08/15/02                      2,000,000     1,677,918
  5.875% due 11/15/05                      5,000,000     4,996,875
  5.625% due 02/15/06                      5,000,000     4,923,440
  7.000% due 07/15/06                      6,000,000     6,356,250
  6.250% due 05/15/07                      5,000,000     5,207,815
                                                      ------------
    Total U.S. Treasury Obligations
       (cost $36,520,168)                               36,518,235
                                                      ------------
MORTGAGE-
BACKED SECURITIES - 1.43%

FEDERAL HOME LOAN
MORTGAGE CORPORATION - .45%
  7.500% due 02/01/02                         16,149        16,321
  9.500% due 04/01/05                         26,516        27,645
  7.500% due 06/01/07                         60,660        61,037
  11.000% due 05/01/10                         2,380         2,511
  12.500% due 08/01/10                         9,659        10,686
  8.000% due 11/01/16                         31,486        32,478
  9.500% due 02/01/18                         31,389        33,494
  6.500% due 07/01/23                        319,368       311,430
                                                      ------------
                                                           495,602
                                                      ------------
FEDERAL NATIONAL
MORTGAGE ASSOCIATION - .93%
  12.000% due 04/01/00                         3,676         3,801
  9.000% due 08/01/01                         14,287        14,716
  8.500% due 01/01/02                         17,394        17,962
  10.500% due 06/01/04                         6,098         6,393
  10.500% due 05/01/05                       144,918       151,935
  6.500% due 06/01/08                        715,953       708,678
  8.000% due 08/01/17                        107,078       110,627
                                                      ------------
                                                         1,014,112
                                                      ------------

                                           PRINCIPAL         VALUE

                                               -------------------

GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION - .05%
  9.000% due 05/15/20                     $   57,205  $     60,860
                                                      ------------
    Total Mortgage-backed Securities
       (cost $1,554,978)                                 1,570,574
                                                      ------------
COLLATERALIZED
MORTGAGE OBLIGATIONS - 5.03%

FEDERAL HOME LOAN
MORTGAGE CORPORATION - 1.47%
  59 E (8.900% due 11/15/20)                 595,732       622,179
  106 G (8.250% due 12/15/20)                963,169       990,971
                                                      ------------
                                                         1,613,150
                                                      ------------
FEDERAL NATIONAL
MORTGAGE ASSOCIATION - .09%
  1988-30 D (9.500% due 12/25/18)             88,897        93,739
                                                      ------------

PRIVATE SECTOR - 3.47%
  Securitized Asset Sales, Inc. 1993-2
     B2
     (6.500% due 07/25/08)                   239,082       234,195
  CMC2 Securities Corp. 1993 E 1 E 1CP
     (0.000% due 12/25/08)                   248,851       197,087
  Country Wide Mortgage-Backed
     Securities, Inc. 1994 - 8B1
     (6.000% due 03/01/09)                   730,847       702,212
  Capstead Mortgage Securities Corp. C -
     4
     (10.950% due 02/01/14)                  104,493       104,493
  Boams 99-3 B3
     (6.250% due 05/25/14)                   962,579       871,827
  NSCOR 1996 - 5 B1
     (8.000% due 11/25/26)                 1,626,170     1,594,736
  MSC 1998 - 1PO
     (0.000% due 03/25/28)                   131,396        91,977
                                                      ------------
                                                         3,796,527
                                                      ------------
    Total Collateralized Mortgage
       Obligations
       (cost $5,434,047)                                 5,503,416
                                                      ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
   SCHEDULE OF INVESTMENTS                                     BOND PORTFOLIO

                                           PRINCIPAL         VALUE

                                               -------------------
ASSET-BACKED
SECURITIES - 8.33%
COMMERCIAL MORTGAGE-
BACKED SECURITIES - 6.60%
  Chase Commercial Mortgage Sec.
     (6.600% due 12/19/07)                $2,609,885  $  2,240,430
  MSC 1998 - WF1
     (7.120% due 01/15/08)                 2,000,000     1,948,120
  NMFC 98-4 B3
     (6.250% due 10/25/2028)               1,364,105     1,155,165
  Paine Webber Mortgage
     Acceptance 96 M1 E
     (7.655% due 01/02/12)                 2,000,000     1,873,120
                                                      ------------
                                                         7,216,835
                                                      ------------
HOME EQUITY - 1.73%
  Ditech Home Loan Owner Trust
     (7.250% due 06/15/21)                 2,000,000     1,893,120
                                                      ------------
    Total Asset-backed Securities
       (cost $9,803,038)                                 9,109,955
                                                      ------------
CORPORATE BONDS
AND NOTES - 46.49%
AIR TRANSPORTATION - 1.76%
  Continental Airlines
     (7.820% due 10/15/23)                   930,528       960,184
  NWA Trust No. 2 Class B
     (10.230% due 06/21/14)                  889,231       968,497
                                                      ------------
                                                         1,928,681
                                                      ------------
BANK, BANK HOLDING
COMPANIES, & OTHER
BANK SERVICES - 6.52%
  Ahmanson Capital Trust
     (8.360% due 12/01/26)                 1,500,000     1,510,293
  Banc Tec Inc.
     (7.500% due 06/01/08)                 1,500,000     1,381,619
  Fairfax Financial Holdings
     (7.375% due 03/15/06)                 1,000,000       968,375
  GS Escrow Corp.
     (6.750% due 08/01/01)                   300,000       296,329
  GS Escrow Corp.
     (7.000% due 08/01/03)                 1,000,000       978,355
  NationsBank Corp.
     (7.625% due 04/15/05)                 1,000,000     1,043,361
  Svenska Handelsbanken
     (7.125% due 03/07/07)                 1,000,000       955,135
                                                      ------------
                                                         7,133,467
                                                      ------------
                                           PRINCIPAL         VALUE

                                               -------------------

CONSUMER NON-DURABLE - .86%
  World Color Press Inc. Sr. Nts.
     (7.750% due 02/15/09)                $1,000,000  $    940,000
                                                      ------------
ELECTRIC - 2.98%
  Carolina Power & Light Sr. Nts.
     (5.950% due 03/01/09)                 1,000,000       933,830
  Edison Mission Nts.
     (7.730% due 06/15/09)                 1,000,000     1,007,970
  Niagara Mohawk Power
     (8.000% due 06/01/04)                 1,250,000     1,320,090
                                                      ------------
                                                         3,261,890
                                                      ------------
ENERGY - 4.98%
  Eagle Geophysical Inc.
     (10.750% due 07/15/08)                1,000,000       520,000
  Federal-Mogul Co.
     (7.375% due 01/15/06)                 1,000,000       941,635
  Louis Dreyfus Nts.
     (6.875% due 12/01/07)                 1,500,000     1,402,170
  Mitchell Energy Development Corp.
     (6.750% due 02/15/04)                 1,750,000     1,681,335
  Rural/Metro Corp. Sr. Nts.
     (7.875% due 03/15/08)                 1,000,000       905,000
                                                      ------------
                                                         5,450,140
                                                      ------------
ENTERTAINMENT & LEISURE - 2.17%
  Imax Corp. Sr. Nts.
     (7.875% due 12/01/05)                 1,000,000       941,250
  Royal Caribbean
     (7.000% due 10/15/07)                 1,500,000     1,436,175
                                                      ------------
                                                         2,377,425
                                                      ------------
FOOD, BEVERAGE, & TOBACCO - 1.81%
  Fresh Food Inc.
     (10.750% due 06/01/06)                1,000,000       992,500
  RJR Nabisco Inc.
     (7.550% due 06/15/15)                 1,000,000       983,020
                                                      ------------
                                                         1,975,520
                                                      ------------
GAMING INDUSTRY - 1.03%
  Casino Magic of Louisiana
     (13.000% due 08/15/03)                1,000,000     1,131,250
                                                      ------------
HEALTH CARE - 2.31%
  Tenet Healthcare Corp.
     (7.875% due 01/15/03)                 1,000,000       976,250
  Universal Health Services Sr. Notes
     (8.750% due 08/15/05)                 1,500,000     1,556,331
                                                      ------------
                                                         2,532,581
                                                      ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   BOND PORTFOLIO                                     SCHEDULE OF INVESTMENTS

                                           PRINCIPAL         VALUE

                                               -------------------
INSURANCE - 2.87%
  Farmers Insurance Exchange
     (8.500% due 08/01/04)                $1,000,000  $  1,066,365
  Prudential Ins. Surplus Notes
     (8.100% due 07/15/15)                 1,000,000     1,060,677
  USF&G Capital
     (8.470% due 01/10/27)                 1,000,000     1,015,547
                                                      ------------
                                                         3,142,589
                                                      ------------
MANUFACTURING - .86%
  International Knife & Saw Corp.
     (11.375% due 11/15/06)                1,000,000       940,000
                                                      ------------
MEDIA & CABLE - 2.94%
  CF Cable TV Inc.
     (9.125% due 07/15/07)                 1,000,000     1,091,438
  Continental Cablevision
     (8.300% due 05/15/06)                 1,000,000     1,061,626
  Spanish Broadcasting Systems
     (11.000% due 03/15/04)                1,000,000     1,070,000
                                                      ------------
                                                         3,223,064
                                                      ------------
MEDIA CONGLOMERATE - 3.68%
  News American Holdings
     (6.625% due 01/09/08)                 1,500,000     1,421,259
  Time Warner Inc.
     (8.110% due 08/15/06)                 1,500,000     1,570,140
  Viacom Inc. Sr. Notes
     (7.750% due 06/01/05)                 1,000,000     1,028,714
                                                      ------------
                                                         4,020,113
                                                      ------------
PAPER & FOREST PRODUCT - .48%
  Westvaco Corp.
     (10.300% due 01/15/19)                  500,000       527,040
                                                      ------------
REAL ESTATE - 2.62%
  Colonial Properties Sr. Nts.
     (8.050% due 07/15/06)                 1,500,000     1,484,229
  Healthcare Properties Nts.
     (6.875% due 06/08/05)                 1,500,000     1,386,446
                                                      ------------
                                                         2,870,675
                                                      ------------
                                           PRINCIPAL         VALUE

                                               -------------------

TELECOMMUNICATIONS - 7.80%
  360 Communications Sr. Nts.
     (7.500% due 03/01/06)                $1,500,000  $  1,547,710
  Arch Communications Group Sub. Deb.
     (6.750% due 12/01/03)                 1,000,000       570,000
  Call-Net Enterprises
     (9.375% due 5/15/09)                  1,000,000       952,500
  Call-Net Enterprises
     (10.800% due 05/15/09)                1,000,000       552,500
  Comcast Cellular Holdings
     (9.500% due 05/01/07)                 1,000,000     1,118,750
  IMC Global Nts.
     (7.625% due 11/01/05)                 1,250,000     1,272,490
  Talton Holdings Inc. Sr. Nts.
     (11.000% due 06/30/07)                1,000,000       945,000
  Worldcom Inc.
     (7.750% due 02/15/09)                 1,500,000     1,567,580
                                                      ------------
                                                         8,526,530
                                                      ------------
TRANSPORTATION - .82%
  Midway Air Lines
     (8.140% due 01/02/13)                 1,000,000       902,800
                                                      ------------
    Total Corporate Bond and Notes
       (cost $52,289,898)                               50,883,765
                                                      ------------
SHORT TERM INVESTMENTS - 6.63%
VARIABLE RATE
DEMAND NOTES(1) - 6.63%
  American Family
     (4.700% due 12/31/31)                   521,982       521,982
  Firstar Bank
     (4.970% due 12/31/31)                 3,905,674     3,905,674
  General Mills
     (4.825 due 12/31/31)                  1,856,566     1,856,566
  Warner Lambert
     (4.701% due 12/31/31)                   274,000       274,000
  Wisconsin Electric
     (4.700% due 12/31/31)                   703,069       703,069
                                                      ------------
                                                         7,261,291
                                                      ------------
    Total Short-Term Investments
       (cost $7,261,291)                                 7,261,291
                                                      ------------
TOTAL INVESTMENTS - 101.27%
   (cost $112,863,420)(2)                              110,847,236
                                                      ------------
OTHER ASSETS AND LIABILITIES - (1.27%)                  (1,395,912)
                                                      ------------
TOTAL NET ASSETS - 100.00%                            $109,451,324
                                                      ------------
                                                      ------------

----------

*    Non-Income Producing
(1) Interest rates vary periodically based on current market rates. Rates shown are as of June 30, 1999. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of June 30, 1999.
(2) Represents cost for income tax purposes which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities at June 30, 1999 was $1,574,293 and ($3,590,477) respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
   S&P 500 INDEX PORTFOLIO                            SCHEDULE OF INVESTMENTS

JUNE 30, 1999
(UNAUDITED)

COMMON STOCKS - 95.21%

                                              SHARES        VALUE

                                                 ----------------
BANKING & FINANCIAL SERVICE - 15.32%
  Aetna Life and Casualty Company              2,700  $   241,480
  AFLAC, Incorporated                          5,000      239,374
  Allstate (The) Corporation                  15,200      545,300
  American Express Company                     8,300    1,080,037
  American General Corporation                 4,700      354,262
  American International Group,
     Incorporated                             22,658    2,652,401
  Amsouth Bancorp, Incorporated                3,400       78,837
  Aon Corporation                              4,900      202,125
  Associates First Capital Corporation        13,500      598,218
  BB&T Corporation                             6,400      234,800
  Banc One Corporation                        21,646    1,289,290
  BankAmerica Corporation                     31,852    2,335,150
  Bankboston Corporation                       5,500      281,187
  Bank of New York Company, Incorporated      14,000      513,625
  Bear Stearns Companies, Incorporated         1,980       92,565
  Capital One Financial Corporation            3,700      206,043
  Charles Schwab Corporation                   7,400      813,075
  Chase Manhattan Corporation                 15,700    1,360,012
  Chubb Corporation                            3,000      208,500
  CIGNA Corporation                            3,900      347,100
  Cincinnati Financial Corporation             3,200      120,200
  Citigroup, Incorporated                     62,550    2,971,125
  Comerica, Incorporated                       2,900      172,368
  Conseco, Incorporated                        6,000      182,625
  Countrywide Credit Industries,
     Incorporated                              2,100       89,775
  Fannie Mae                                  19,200    1,312,800
  Federal Home Loan Mortgage Corporation      12,500      725,000
  Fifth Third Bancorp                          4,900      326,155
  First Union Corporation                     18,400      864,800
  Firstar Corporation                         12,805      358,540
  Fleet Financial Group, Incorporated         10,600      470,375
  Franklin Resources, Incorporated             4,700      190,937
  Golden West Financial                        1,100      107,800
  Hartford Financial Services Group            4,400      256,575
  Household International, Incorporated        9,000      426,375
  Huntington Bancshares                        4,120      144,200
  Jefferson-Pilot Corporation                  2,000      132,375
  KeyCorp                                      8,500      273,062
  Lehman Brothers Holdings                     2,100      130,725
  Lincoln National Corporation                 3,800      198,787
  Loews Corporation                            2,100      166,162
  Marsh & McLennan Companies,
     Incorporated                              4,800      362,400
  MBIA, Incorporated                           2,000      129,500
  MBNA Corporation                            15,000      459,374
  Mellon Bank Corporation                      9,600      349,200

                                              SHARES        VALUE

                                                 ----------------
BANKING & FINANCIAL SERVICE - 15.32%
(CONTINUED)
  Mercantile Bancorporation                    3,000      171,374
  Merrill Lynch & Company                      6,500  $   519,593
  MGIC Investment Corporation                  2,100      102,112
  Morgan (J. P.) & Company                     3,200      449,600
  Morgan Stanley, Dean Witter & Company       10,600    1,086,500
  National City Corporation                    6,000      393,000
  Northern Trust Corporation                   2,100      203,700
  PaineWebber, Incorporated                    2,700      126,225
  PNC Bank Corporation                         5,600      322,700
  Progressive Corporation                      1,400      203,000
  Provident Companies, Incorporated            2,600      104,000
  Providian Financial Corporation              2,700      252,450
  Regions Financial Corporation                4,200      161,438
  Republic New York Corporation                2,000      136,375
  SAFECO Corporation                           2,600      114,725
  SLM Holding Corporation                      3,100      142,019
  SouthTrust Corporation                       3,200      122,800
  State Street Corporation                     3,000      256,125
  St. Paul Companies                           4,400      139,975
  Summit Bancorp                               3,300      137,981
  SunTrust Banks, Incorporated                 5,900      409,681
  Synovus Financial Corporation                5,000       99,375
  Torchmark Corporation                        2,700       92,138
  Transamerica Corporation                     2,300      172,500
  Union Planters Corporation                   2,600      116,188
  UNUM Corporation                             2,700      147,825
  U.S. Bancorp                                13,500      459,000
  Wachovia Corporation                         3,700      316,581
  Washingon Mutual, Incorporated              10,984      388,559
  Wells Fargo & Company                       30,300    1,295,325
                                                      -----------
                                                       33,237,480
                                                      -----------
CAPITAL GOODS - 7.01%
  AlliedSignal, Incorporated                  10,300      648,900
  Avery Dennison Company                       2,300      138,863
  Boeing Company                              17,300      764,444
  Browning-Ferris Industries                   2,900      124,700
  Case Equipment                               1,400       67,375
  Caterpillar, Incorporated                    6,700      402,000
  Cooper Industries, Incorporated              1,800       93,600
  Deere & Company                              4,500      178,313
  Dover Corporation                            4,200      147,000
  Emerson Electric Company                     8,100      509,288
  Fluor Corporation                            1,400       56,700
  General Dynamics Corporation                 2,400      164,400
  General Electric Company                    60,500    6,836,500
  Grainger (W.W.), Incorporated                1,800       96,863
  Honeywell, Incorporated                      2,400      278,100
  Illinois Tool Works, Incorporated            4,700      385,400

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   SCHEDULE OF INVESTMENTS                            S&P 500 INDEX PORTFOLIO

                                              SHARES        VALUE

                                                 ----------------
CAPITAL GOODS - 7.01% (CONTINUED)
  Ingersoll-Rand Company                       3,100      200,338
  Johnson Controls, Incorporated               1,700  $   117,831
  Lockheed Martin Corporation                  7,200      268,200
  Minnesota Mining & Manufacturing
     Company                                   7,500      652,031
  Northrop Grumman Corporation                 1,300       86,206
  Pall Corporation                             2,600       57,688
  PACCAR, Incorporated                         1,500       80,063
  Parker-Hannifin Corporation                  2,100       96,075
  Raychem Corporation                          1,500       55,500
  Sealed Air Corporation*                      1,600      103,800
  Solectron Corporation*                       4,700      313,431
  Tektronix, Incorporated                        900       27,169
  Tenneco, Incorporated                        3,200       76,400
  Thermo Electron Corporation*                 3,000       60,188
  Thomas & Betts Corporation                   1,300       61,425
  Timken Company                               1,400       27,300
  Tyco International Limited                  15,087    1,429,493
  United Technologies Corporation              8,400      602,175
                                                      -----------
                                                       15,207,759
                                                      -----------
CONSUMER CYCLICAL - 8.29%
  American Greetings Company Class A           1,300       39,163
  Armstrong World Industries                     800       46,250
  AutoZone, Incorporated*                      3,000       90,375
  Best Buy Company, Incorporated*              3,400      229,500
  Black & Decker Corporation                   1,700      107,313
  Brunswick Corporation                        1,800       50,175
  Carnival Corporation                        11,400      552,900
  Circuit City Stores, Incorporated            1,900      176,700
  Consolidated Stores Corporation*             2,000       54,000
  Costco Companies, Incorporated*              4,000      320,250
  Dana Corporation                             3,149      145,051
  Dayton Hudson Corporation                    8,100      526,500
  Delphi Automotive Systems                   10,658      197,839
  Dillard's, Incorporated Class A              2,000       70,250
  Dollar General Corporation                   4,150      120,350
  Dow Jones & Company, Incorporated            1,800       95,513
  Eaton Corporation                            1,400      128,800
  Federated Department Stores*                 3,900      206,456
  Ford Motor Company                          22,400    1,264,200
  Fruit of the Loom, Incorporated*             1,300       12,675
  Gannett Company, Incorporated                5,300      378,288
  Gap, Incorporated                           15,675      789,628
  General Motors Corporation                  12,200      805,200
  Genuine Parts Company                        3,600      126,000
  Goodyear Tire & Rubber                       3,000      176,438
  Harcourt General, Incorporated               1,500       77,344
  Harrah's Entertainment, Incorporated*        2,400       52,800
  Hasbro, Incorporated                         3,750      104,766
                                              SHARES        VALUE

                                                 ----------------
CONSUMER CYCLICAL - 8.29% (CONTINUED)
  Hilton Hotels Corporation                    4,900       69,519
  Home Depot, Incorporated                    27,300  $ 1,759,144
  ITT Industries, Incorporated                 1,800       68,625
  K Mart Corporation*                          9,200      151,225
  Knight-Ridder, Incorporated                  1,600       87,900
  Kohl's Department Stores Corporation*        3,000      231,563
  Limited (The), Incorporated                  4,200      190,575
  Liz Claiborne, Incorporated                  1,200       43,800
  Lowe's Companies, Incorporated               6,900      391,144
  Marriott International Class A               4,600      171,925
  Masco Company                                6,500      187,688
  Mattel, Incorporated                         7,700      203,569
  May Department Stores Company                6,750      275,906
  Maytag Corporation                           1,800      125,438
  McGraw-Hill Companies, Incorporated          3,700      199,569
  Mirage Resorts, Incorporated*                3,700       61,975
  New York Times Class A                       3,500      128,844
  NIKE, Incorporated Class B                   5,300      335,556
  Nordstrom, Incorporated                      2,600       87,100
  Office Depot, Incorporated*                  6,500      143,406
  Owens Corning Fiberglass Corporation         1,100       37,813
  Penney (J.C.) Company, Incorporated          4,900      237,956
  Sears Roebuck & Company                      7,100      316,394
  Sherwin-Williams Company                     3,200       88,800
  Snap-On Tools, Incorporated                  1,400       50,663
  Stanley (The) Works                          1,700       54,719
  Staples, Incorporated*                       8,550      264,516
  Tandy Corporation                            3,800      185,725
  Times Mirror Company                         1,400       82,950
  TJX Companies, Incorporated                  5,800      193,213
  Toys "R" Us, Incorporated*                   4,700       97,231
  Tribune Company                              2,200      191,675
  TRW, Incorporated                            2,300      126,213
  V.F. Corporation                             2,300       98,325
  Wal-Mart Stores, Incorporated               82,700    3,990,275
  Whirlpool Corporation                        1,400      103,600
                                                      -----------
                                                       17,979,263
                                                      -----------
CONSUMER NON-DURABLE - 21.38%
  Abbott Laboratories                         27,900    1,269,450
  Albertson's, Incorporated                    7,876      406,106
  Allergan, Incorporated                       1,200      133,200
  ALZA Corporation Class A*                    1,900       96,663
  American Home Products Corporation          24,300    1,397,250
  Anheuser-Busch Companies, Incorporated       8,800      624,250
  Archer-Daniels-Midland Company              11,025      170,198
  Autodesk, Incorporated                       1,200       35,475
  Avon Products, Incorporated                  4,900      271,950
  Bausch & Lomb, Incorporated                  1,100       84,150
  Baxter International, Incorporated           5,300      321,313

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
   S&P 500 INDEX PORTFOLIO                            SCHEDULE OF INVESTMENTS

                                              SHARES        VALUE

                                                 ----------------
CONSUMER NON-DURABLE - 21.38%
(CONTINUED)
  Becton, Dickinson Company                    4,600      138,000
  BestFoods, Incorporated                      5,300  $   262,350
  Biomet, Incorporated                         2,100       83,475
  Boston Scientific Corporation*               7,200      316,350
  Bristol-Meyers Squibb Company               36,600    2,578,013
  Campbell Soup Company                        8,100      375,638
  Cardinal Health, Incorporated                5,100      327,038
  CBS, Corporation*                           13,100      569,031
  Clear Channel Communications*                6,100      420,519
  Clorox Company                               2,200      234,988
  Coca-Cola Company                           45,200    2,825,000
  Coca-Cola Enterprises                        7,800      232,050
  Colgate-Palmolive Company                    5,400      533,250
  Columbia/HCA Healthcare Corporation         12,000      273,750
  Comcast Corporation Class A Special         13,700      526,594
  ConAgra, Incorporated                        9,000      239,625
  Coors (Adolph) Class B                         700       34,650
  CVS Corporation                              7,300      370,475
  Deluxe Corporation                           1,700       66,194
  Donnelly (RR) & Sons Company                 2,500       92,656
  Fortune Brands, Incorporated                 3,200      132,400
  General Mills, Incorporated                  2,900      233,088
  Gillette Company                            20,500      840,500
  Great Atlantic & Pacific Tea Company,
     Incorporated                                800       27,050
  Guidant Corporation                          5,600      288,050
  HCR Manor Care, Incorporated*                2,200       53,213
  Heinz (H.J.) Company                         6,700      335,838
  HEALTHSOUTH Corporation*                     8,000      119,500
  Hershey Foods Corporation                    2,700      160,313
  Humana, Incorporated*                        3,300       42,694
  Johnson & Johnson Company                   24,800    2,430,400
  Kellogg Company                              7,500      247,500
  King World Productions, Incorporated*        1,400       48,738
  Kroger Company*                             15,200      424,650
  Lilly (Eli) & Company                       20,300    1,453,988
  Mallincrokdt, Incorporated                   1,400       50,925
  McDonald's Corporation                      25,000    1,032,813
  McKesson HBOC, Incorporated                  5,072      162,938
  Medtronic, Incorporated                     10,800      841,050
  Merck & Company, Incorporated               43,750    3,233,800
  Newell Rubbermaid, Incorporated              5,191      241,382
  PepsiCo, Incorporated                       27,000    1,044,563
  Pfizer, Incorporated                        23,900    2,623,025
  Pharmacia & Upjohn, Incorporated             9,400      534,038
  Philip Morris Companies, Incorporated       44,700    1,796,381
  Pioneer Hi-Bred International                4,400      171,325
  Procter & Gamble Company                    24,500    2,186,625
  Quaker Oats Company                          2,600      172,575
  RJR Nabisco Holdings Corporation             6,050  $   118,353
                                              SHARES        VALUE

                                                 ----------------
CONSUMER NON-DURABLE - 21.38%
(CONTINUED)
  Ralston-Ralston Purina Group                 6,200      188,713
  Rite Aid Corporation                         4,800      118,200
  Safeway, Incorporated*                       9,100      450,450
  Sara Lee Corporation                        16,600      376,613
  Schering-Plough Corporation                 27,200    1,441,600
  Seagram Company, Limited                     7,500      377,802
  Supervalu, Incorporated                      2,500       64,219
  St. Jude Medical*                            1,600       57,000
  Sysco Corporation                            6,300      187,819
  Tenet Healthcare Corporation*                5,700      105,806
  Time Warner, Incorporated                   22,700    1,668,450
  TRICON Global Restaurants                    2,800      151,550
  Unilever N.V. ADR                           10,543      735,364
  United HealthCare Corporation                3,500      219,188
  UST, Incorporated                            3,600      105,300
  Viacom, Incorporated - Class B*             12,800      563,200
  Vulcan Materials Company*                    1,700       82,025
  Walgreen Company                            18,600      546,375
  Walt Disney Company, The                    37,900    1,167,794
  Warner-Lambert Company                      15,200    1,054,500
  Wendy's International, Incorporated          2,300       65,119
  Winn-Dixie Stores, Incorporated              2,800      103,425
  Wrigley (Wm) Jr. Company                     2,200      198,000
                                                      -----------
                                                       46,385,878
                                                      -----------
ENERGY - 5.64%
  Amerada Hess Corporation                     1,800      107,100
  Anadarko Petroleum Corporation               2,400       88,350
  Apache Corporation                           2,200       85,800
  Ashland, Incorporated                        1,600       64,200
  Atlantic Richfield Company                   6,000      501,375
  Baker Hughes, Incorporated                   6,090      204,015
  Burlington Resources, Incorporated           3,300      142,725
  Chevron Corporation                         12,000    1,142,250
  Exxon Corporation                           44,800    3,455,200
  Halliburton Company                          8,100      366,525
  Kerr-McGee Company                           1,690       84,817
  Mobil Corporation                           14,400    1,425,600
  Occidental Petroleum                         6,400      135,200
  Phillips Petroleum Company                   4,800      241,500
  Rowan Companies, Incorporated*               1,800       33,188
  Royal Dutch Petroleum Company ADR           39,500    2,379,875
  Schlumberger Limited                        10,300      655,981
  Sunoco, Incorporated                         1,800       54,338
  Texaco, Incorporated                         9,900      618,750
  Union Pacific Resources Group                4,700       76,669
  Unocal Corporation                           4,500      178,313
  USX-Marathon Group, Incorporated             5,700  $   185,606
                                                      -----------
                                                       12,227,377
                                                      -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   SCHEDULE OF INVESTMENTS                            S&P 500 INDEX PORTFOLIO

                                              SHARES        VALUE

                                                 ----------------
MANUFACTURING - 3.88%
  Air Products & Chemicals, Incorporated       4,400      177,100
  Alcan Aluminum Limited                       4,500      143,719
  Allegheny Teledyne, Incorporated             3,900       88,238
  Aluminum Company of America                  6,800      420,750
  Applied Materials, Incorporated*             6,800      502,350
  Ball Corporation                               700       29,575
  Barrick Gold Corporation                     7,100      137,563
  Bemis Company                                1,000       39,750
  Centex Corporation                           1,200       45,075
  Champion International Corporation           1,900       90,963
  Corning, Incorporated                        4,500      315,563
  Crown Cork & Seal Company,
     Incorporated                              2,300       65,550
  Dow Chemical Company                         4,100      520,188
  DuPont (E.I.) De Nemours & Company          20,800    1,420,900
  Eastman Chemical Company                     1,600       82,800
  Englehard Corporation                        2,600       58,825
  FMC Corporation*                               700       47,819
  Fort James Corporation                       4,100      155,287
  Freeport-McMoRan Copper & Gold               3,300       59,194
  Georgia-Pacific Company                      3,400      161,075
  Goodrich BF Company                          1,600       68,000
  Great Lakes Chemical Corporation             1,200       55,275
  Hercules, Incorporated                       2,000       78,625
  Homestake Mining Company                     5,200       42,575
  Inco, Limited                                3,500       63,000
  International Flavors & Fragrance,
     Incorporated                              2,100       93,188
  International Paper Company                  7,600      383,800
  Kimberly-Clark Corporation                  10,000      570,000
  Louisiana Pacific Corporation                2,100       49,874
  Mead Corporation                             2,200       91,850
  Monsanto Company                            11,600      457,474
  Nalco Chemical Company                       1,500       77,812
  National Service Industries,
     Incorporated                                800       28,800
  Newmont Mining Corporation                   3,500       69,562
  Nucor Corporation                            1,800       85,387
  Owens-Illinois, Incorporated*                2,900       94,793
  Phelps Dodge Corporation                     1,100       68,130
  Placer Dome, Incorporated                    6,100       72,055
  Polaroid Corporation                           800       22,100
  PPG Industries, Incorporated                 3,400      200,812
  Praxair, Incorporated                        3,000      146,812
  Reynolds Metals Company                      1,400       82,600
  Rohm & Haas Company                          4,048      173,565
  Sigma-Aldrich Corporation                    2,000       68,874
  Temple-Inland, Incorporated                  1,200       81,900
  Union Carbide Corporation                    2,500  $   121,874
  USX-U.S. Steel Group, Incorporated           1,800       48,600
  Westvaco Corporation                         2,200       63,800
                                              SHARES        VALUE

                                                 ----------------
MANUFACTURING - 3.88% (CONTINUED)
  Weyerhaeuser Company                         3,700      254,374
  Willamette Industries                        2,300      105,943
  Worthington Industries, Incorporated         1,900       31,230
                                                      -----------
                                                        8,414,968
                                                      -----------
SERVICE - 1.41%
  Automatic Data Processing,
     Incorporated                             11,500      506,000
  Block (H&R), Incorporated                    1,900       95,000
  Cendant Corporation*                        14,200      291,100
  Dun & Bradstreet Corporation                 3,100      109,856
  Equifax, Incorporated                        2,800       99,925
  First Data Corporation                       8,200      401,288
  IMS Health, Incorporated                     6,000      187,500
  Interpublic Group Companies,
     Incorporated                              2,600      225,225
  Laidlaw, Incorporated                        6,500       47,938
  Omnicom Group                                3,200      256,000
  Paychex, Incorporated                        4,600      146,625
  Service Corporation International            5,000       96,250
  Waste Management, Incorporated              11,070      595,013
                                                      -----------
                                                        3,057,720
                                                      -----------
TECHNOLOGY - 20.20%
  3COM Corporation*                            6,700      178,806
  Advanced Micro Devices, Incorporated*        2,800       50,575
  American Online*                            18,900    2,088,450
  Amgen, Incorporated*                         9,400      572,225
  Apple Computer, Incorporated*                2,600      120,413
  BMC Software, Incorporated*                  4,400      237,600
  Cabletron Systems, Incorporated*             3,200       41,600
  Cisco Systems, Incorporated*                58,500    3,769,594
  COMPAQ Computers Corporation                31,300      741,419
  Computer Associates International,
     Incorporated                             10,000      550,000
  Computer Sciences Corporation*               3,000      207,563
  Compuware, Incorporated*                     6,900      219,506
  Dell Computer Corporation*                  47,000    1,739,000
  Eastman Kodak Company                        6,000      406,500
  Electronic Data Systems Corporation          9,154      517,773
  EMC Corporation Massachusetts*              18,600    1,023,000
  Gateway 2000, Incorporated*                  2,900      171,100
  General Instrument Corporation*              3,100      131,750
  Harris Corporation                           1,600       62,700
  Hewlett-Packard Company                     18,800    1,889,400
  IKON Office Solution, Incorporated           2,700       40,500
  Intel Corporation                           61,800    3,677,100
  International Business Machines
     Corporation                              34,000    4,394,500
  KLA-Tencor Corporation*                      1,700      110,288
  LSI Logic Corporation*                       2,700  $   124,538
  Lucent Technologies, Incorporated           55,400    3,736,038
  Micron Technology, Incorporated*             4,600      185,438

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
   S&P 500 INDEX PORTFOLIO                            SCHEDULE OF INVESTMENTS

                                              SHARES        VALUE

                                                 ----------------
TECHNOLOGY - 20.20% (CONTINUED)
  Microsoft Corporation*                      93,100    8,396,456
  Motorola, Incorporated                      11,100    1,051,725
  National Semiconductor*                      3,200       81,000
  Nortel Networks Corporation                 12,320    1,069,530
  Novell, Incorporated*                        6,200      164,300
  Oracle Systems Corporation*                 26,600      987,525
  Parametric Technology Company*               4,900       67,988
  PE Corporation PE Biosystems Group             900      103,275
  PeopleSoft, Incorporated*                    4,400       75,900
  Pitney Bowes, Incorporated                   5,200      334,100
  Raytheon Company - Class B                   6,300      443,363
  Rockwell International Corporation           3,600      218,700
  Seagate Technology, Incorporated*            4,500      115,313
  Silicon Graphics, Incorporated*              3,600       58,950
  Sun Microsystems, Incorporated*             14,200      978,025
  Tellabs, Incorporated*                       7,200      486,450
  Texas Instruments, Incorporated              7,200    1,044,000
  Textron, Incorporated                        3,000      246,938
  Unisys Corporation*                          4,900      190,794
  Xerox Corporation                           12,100      714,656
                                                      -----------
                                                       43,816,364
                                                      -----------
TRANSPORTATION - .99%
  AMR Corporation*                             3,400      232,050
  Burlington Northern Santa Fe
     Corporation                              10,100      313,100
  CSX Corporation                              4,500      203,906
  Delta Air Lines, Incorporated                2,600      149,825
  FDX Corporation*                             5,500      298,375
  Kansas City Southern Industries              2,100      134,006
  Norfolk Southern Company*                    7,600      228,950
  Ryder System                                 1,500       39,000
  Southwest Airlines Company                   6,300      196,088
  Union Pacific Corporation                    4,700      274,069
  US Airways Group, Incorporated*              1,700       74,056
                                                      -----------
                                                        2,143,425
                                                      -----------
UTILITIES - 11.09%
  AES Corporation*                             3,500      203,438
  ALLTELL Corporation                          5,100      364,650
  Ameren Corporation                           2,600       99,775
  AT & T Corporation                          57,989    3,236,511
  American Electric Power Company              3,400      127,713
  Ameritech Corporation                       20,300    1,492,050
  Bell Atlantic Corporation                   28,600    1,869,725
  BellSouth Corporation                       35,900    1,682,813
  Carolina Power & Light Company               2,800      119,875
  Central & SouthWest Corporation              3,800  $    88,825
  Centurytel, Incorporated                     2,600      103,350
                                              SHARES        VALUE

                                                 ----------------
UTILITIES - 11.09% (CONTINUED)
  CINergy Corporation                          3,000       96,000
  CMS Energy Corporation                       2,300       96,313
  Coastal Corporation                          3,800      152,000
  Columbia Energy Group                        1,600      100,300
  Consolidated Edison, Incorporated            4,200      190,050
  Consolidated Natural Gas Company             1,800      109,350
  Constellation Energy Group,
     Incorporated                              2,900       85,913
  Dominion Resources                           3,600      155,925
  DTE Energy Company                           2,600      104,000
  Duke Energy                                  6,700      364,313
  Edison International                         6,600      176,550
  Enron Corporation                            6,500      531,375
  Entergy Corporation                          4,500      140,625
  FirstEnergy Corporation                      4,200      130,200
  Florida Progress Corporation                 1,800       74,363
  Frontier Corporation                         3,200      188,800
  FPL Group, Incorporated                      3,400      185,725
  GPU, Incorporated                            2,500      105,469
  GTE Corporation                             17,900    1,355,925
  MCI WorldCom, Incorporated*                 33,773    2,906,589
  Mediaone Group                              11,200      833,000
  New Century Energies, Incorporated           2,300       89,269
  Nextel Communications, Incorporated*         5,300      265,994
  Niagara Mohawk Holdings, Incorporated*       3,700       59,431
  Northern States Power Company                2,900       70,144
  PacifiCorp                                   5,600      102,900
  PECO Energy Company                          4,100      171,688
  PG & E Corporation                           7,300      237,250
  PP & L Resources, Incorporated               2,700       83,025
  Public Service Enterprises Group,
     Incorporated                              4,300      175,763
  Reliant Energy, Incorporated                 5,400      149,175
  SBC Communications, Incorporated            36,000    2,088,000
  Sempra Energy                                4,700      106,338
  Sonat, Incorporated                          2,000       66,250
  Southern Company                            12,700      336,550
  Sprint Corporation FON Group                16,400      866,125
  Sprint PCS Group, Incorporated*              8,150      465,569
  Texas Utilities Holdings Company             5,300      218,625
  Unicom Corporation                           4,100      158,106
  US West Communications Group                 9,400      552,250
  Williams Companies, Incorporated             7,900      336,244
                                                      -----------
                                                       24,070,206
                                                      -----------
    Total Common Stocks
       (cost $155,423,849)                            206,540,440
                                                      -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   SCHEDULE OF INVESTMENTS                            S&P 500 INDEX PORTFOLIO

SHORT-TERM INVESTMENTS(2) - 1.55%

                                           PRINCIPAL         VALUE

                                               -------------------
VARIABLE RATE DEMAND NOTES - .08%
  Firstar Bank
     (4.970% due 12/31/31)                $  162,790  $    162,790
  Wisconsin Corporation
     (4.890% due 12/31/31)                    10,794        10,794
                                                      ------------
                                                           173,584
                                                      ------------
U.S. TREASURY BILL - 1.47%
  U.S. Treasury Bill (4.350% due
     10/21/99)                             3,188,541     3,188,541
                                                      ------------
    Total Short-Term Investments
       (cost $3,362,125)                                 3,362,125
                                                      ------------
TOTAL INVESTMENTS - 96.76%
   (cost $158,785,974)(1)                              209,902,565
                                                      ------------
OTHER ASSETS AND LIABILITIES - 3.24%                     7,025,810
                                                      ------------
TOTAL NET ASSETS - 100%                               $216,928,375
                                                      ------------
                                                      ------------

----------
*    Non-income producing
(1) Represents cost for income tax purposes which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of June 30, 1999 was $56,292,319 and ($5,175,728) respectively.
(2) Securities and other current assets with an aggregate market value of $9,326,475 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                           Unrealized
                                                        Appreciation/
Type                                      Contracts    (Depreciation)
---------------------------------------------------------------------
Standard & Poor's 500 Index (09/99)           2           $ 28,600
Standard & Poor's 500 Index (09/99)           1             18,125
Standard & Poor's 500 Index (09/99)           1             16,925
Standard & Poor's 500 Index (09/99)           1              5,600
Standard & Poor's 500 Index (09/99)           1              7,800


                                                           Unrealized
                                                        Appreciation/
Type                                      Contracts    (Depreciation)
---------------------------------------------------------------------

(CONTINUED)
Standard & Poor's 500 Index (09/99)           1           $  6,575
Standard & Poor's 500 Index (09/99)           1             11,925
Standard & Poor's 500 Index (09/99)           1             12,500
Standard & Poor's 500 Index (09/99)           1                850
                                                      ---------------
                                                          $108,900
                                                      ---------------
                                                      ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
   S&P MIDCAP 400 INDEX PORTFOLIO                     SCHEDULE OF INVESTMENTS

JUNE 30, 1999
(UNAUDITED)

COMMON STOCKS - 86.67%

                                              SHARES        VALUE

                                                 ----------------
BANKING &
FINANCIAL SERVICE - 11.91%
  Allmerica Financial Corporation              3,700  $   225,005
  AMBAC Financial Group, Incorporated          1,200       68,550
  American Financial Group, Incorporated       1,000       34,062
  Associated Banc-Corp                         1,100       45,650
  Astoria Financial Corporation                  900       39,543
  CCB Financial Corporation                      700       37,012
  Charter One Financial, Incorporated          2,800       77,875
  City National Corporation                      800       29,950
  Dime Bancorp, Incorporated                   1,900       38,237
  E*Trade Group, Incorporated*                 3,800      151,762
  Edwards (A.G.), Incorporated                 1,600       51,600
  Everest Reinsurance Holdings                   800       26,100
  FINOVA (The) Group, Incorporated             1,000       52,625
  First Security Corporation                   3,100       84,475
  First Tennessee National Corporation         2,100       80,455
  First Virginia Banks, Incorporated             800       39,300
  GreenPoint Financial Corporation             1,800       59,062
  Hibernia Corporation                         2,600       40,787
  Horace Mann Educators                          700       19,030
  HSB Group, Incorporated                        500       20,593
  Investment Technology Group,
     Incorporated                                500       16,187
  Keystone Financial, Incorporated               900       26,605
  Marshall & Isley Corporation                 1,800      115,875
  Mercantile Bankshares Corporation            1,200       42,450
  North Fork Bancorporation,
     Incorporated                              2,400       51,150
  Old Kent Financial Corporation               1,890       79,143
  Old Republic International Corporation       2,300       39,818
  Pacific Century Financial Corporation        1,300       28,030
  PMI Group (The), Incorporated                  500       31,405
  Price (T. Rowe) Associates,
     Incorporated                              2,000       76,750
  Protective Life Corporation                  1,100       36,300
  Provident Financial Group,
     Incorporated                                700       30,625
  ReliaStar Financial Corporation              1,500       65,625
  Sovereign Bancorp, Incorporated              2,700       32,737
  TCF Financial Corporation                    1,400       39,025
  Unitrin, Incorporated                        1,000       41,000
  Wilmington Trust Corporation                   600       34,425
  Zions Bancorporation                         1,300       82,550
                                                      -----------
                                                        2,091,373
                                                      -----------
CAPITAL GOODS - 6.94%
  AGCO Corporation                             1,000       11,313
  Albany International Corporation Class
     A*                                          500       10,375
  Allied Waste Industries, Incorporated*       3,000       59,250
  American Power Conversion Corporation*       3,200       64,400

                                              SHARES        VALUE

                                                 ----------------
CAPITAL GOODS - 6.94% (CONTINUED)
  American Standard Company*                   1,200  $    57,600
  AMETEK, Incorporated                           500       11,500
  Carlisle Companies, Incorporated               500       24,063
  Cordant Technologies, Incorporated             600       27,113
  Diebold, Incorporated                        1,200       34,500
  Donaldson Company, Incorporated                800       19,600
  Federal Signal Corporation                     800       16,950
  Flowserve Corporation                          600       11,363
  GenCorp, Incorporated                          700       17,675
  Granite Construction, Incorporated             500       14,656
  Harsco Corporation                             700       22,400
  Hillenbrand Industries                       1,100       47,575
  HON INDUSTRIES, Incorporated                 1,000       29,188
  Hubbell, Incorporated Class B                1,100       49,913
  Jacobs Engineering Group,
     Incorporated*                               400       15,200
  Kaydon Corporation                             500       16,813
  Kennametal, Incorporated                       500       15,500
  MagneTek, Incorporated*                        500        5,281
  Miller (Herman), Incorporated                1,400       29,400
  Molex, Incorporated                          2,600       96,200
  Newport News Shipbuilding,
     Incorporated                                600       17,700
  Nordson Corporation                            300       18,375
  Pentair, Incorporated                          700       32,025
  Precision Castparts Corporation                400       17,000
  Premark International, Incorporated          1,000       37,500
  Reynolds & Reynolds Class A                  1,300       30,306
  SCI Systems, Incorporated*                   1,000       47,500
  Sensormatic Electronics Corporation*         1,300       18,119
  Sequa Corporation*                             200       14,000
  SPX Corporation*                               500       41,750
  Standard Register Company                      500       15,375
  Stewart & Stevenson Services,
     Incorporated                                500        7,625
  Symbol Technologies, Incorporated            1,500       55,313
  Tecumseh Products Company Class A              400       24,225
  Teleflex, Incorporated                         600       26,063
  Trinity Industries                             700       23,450
  Vishay Intertechnology, Incorporated*        1,375       28,875
  Wallace Computer Services,
     Incorporated                                700       17,500
  Watts Industry                                 400        7,675
  York International Corporation                 700       29,969
                                                      -----------
                                                        1,218,173
                                                      -----------
CONSUMER CYCLICAL - 12.35%
  Abercrombie & Fitch Company*                 1,800       86,400
  ACNielson Corporation*                       1,000       30,250
  Arvin Industries, Incorporated                 400       15,150
  Bandag, Incorporated                           400       13,875
  Barnes & Noble, Incorporated*                1,100       30,113
  Bed Bath & Beyond, Incoporated*              2,300       88,550
  Belo (A.H.) Corporation                      2,000       39,375

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   SCHEDULE OF INVESTMENTS                     S&P MIDCAP 400 INDEX PORTFOLIO

                                              SHARES        VALUE

                                                 ----------------
CONSUMER CYCLICAL - 12.35% (CONTINUED)
  BJ's Wholesale Club, Incorporated*           1,200  $    36,075
  Blyth Industries, Incorporated*                850       29,219
  Borders Group, Incorporated*                 1,300       20,556
  Borg-Warner Automotive, Incorporated           400       22,000
  Burlington Industries, Incorporated*         1,000        9,063
  Callaway Golf Company                        1,300       19,013
  CBRL Group, Incorporated                     1,000       17,312
  Claire's Stores, Incorporated                  800       20,500
  Clayton Homes, Incorporated                  2,400       27,450
  CompUSA, Incorporated*                       1,500       11,156
  Dollar Tree Stores, Incorporated*            1,000       44,000
  Enesco Group, Incorporated                     900        6,938
  Family Dollar Stores, Incorporated           2,900       69,600
  Fastenal Company                               600       31,463
  Federal-Mogul Corporation                    1,200       62,400
  Furniture Brands International,
     Incorporated*                               900       25,088
  GTECH Holdings Corporation*                    700       16,493
  Harley-Davidson, Incorporated                2,500      135,938
  Heilig-Meyers Company*                       1,000        6,813
  Houghton Mifflin Company                       500       23,531
  Information Resources*                         500        4,375
  International Game Technology                1,800       33,300
  Jones Apparel Group, Incorporated*           2,001       68,648
  Lands' End, Incorporated*                      500       24,250
  Lear Corporation*                            1,100       54,725
  Lee Enterprises, Incorporated                  700       21,350
  Leggett & Platt, Incorporated                3,300       91,781
  Mandalay Resort Group, Incorporated*         1,600       33,800
  Mark IV Industries, Incorporated               900       19,013
  Media General, Incorporated                    400       20,400
  Meritor Automotive, Incorporated             1,200       30,600
  Micro Warehouse, Incorporated*                 600       10,725
  Modine Manufacturing Company                   500       16,281
  Mohawk Industries, Incorporated*             1,000       30,375
  OfficeMax, Incorporated*                     2,100       25,200
  Payless ShoeSource, Incorporated*              600       32,100
  Promus Hotel Corporation*                    1,400       43,400
  Readers Digest Association                   1,800       71,550
  Ross Stores, Incorporated                      800       40,300
  Saks, Incorporated*                          2,400       69,300
  Scholastic Corporation*                        300       15,188
  Shaw Industries, Incorporated*               2,300       37,950
  Superior Industries, Incorporated              500       13,656
  Tech Data Corporation*                         800       30,600
  Tiffany & Company                              600       57,900
  Unifi, Incorporated*                         1,000       21,250
  Univision Communications,
     Incorporated*                             1,500       99,000
  USG Corporation                                800       44,800
  Warnaco Group (The) Class A                  1,000       26,750
                                              SHARES        VALUE

                                                 ----------------
CONSUMER CYCLICAL - 12.35% (CONTINUED)
  Washington Post Class B                        200  $   107,550
  Wellman, Incorporated                          500        7,969
  WestPoint Stevens, Incorporated                900       26,831
                                                      -----------
                                                        2,169,238
                                                      -----------
CONSUMER NON-DURABLE - 13.20%
  Acuson Corporation*                            500        8,593
  Appria Healthcare Group, Incorporated*         900       15,300
  Banta Corporation                              500       10,500
  Bechman Coulter, Incorporated                  500       24,313
  Bergen Brunswig Corporation Class A          2,200       37,950
  Beverly Enterprises, Incorporated*           1,700       13,705
  Bob Evans Farms, Incorporated                  700       13,912
  Brinker International, Incorporated*         1,100       29,905
  Buffets, Incorporated*                         800        9,200
  Carter-Wallace, Incorporated                   800       14,550
  Chris-Craft Industries, Incorporated*          500       23,562
  Church & Dwight Company, Incorporated          300       13,050
  Cintas Corporation                           1,800      120,937
  Concentra Managed Care, Incorporated*          800       11,850
  Concord EFS, Incorporated*                   2,100       88,855
  Covance, Incorporated*                       1,000       23,937
  Dean Foods Company                             700       29,093
  DENTSPLY International, Incorporated           900       25,987
  Dial (The) Corporation                       1,700       63,218
  Dole Food Company, Incorporated              1,000       29,375
  Dreyer's Grand Ice Cream, Incorporated         500        7,562
  First Health Group Corporation*              1,000       21,562
  Flowers Industries, Incorporated             1,700       36,868
  Forest Laboratories Class A*                 1,400       64,750
  Foundation Health Systems Class A*           2,000       30,000
  General Nutrition Companies*                 1,100       25,643
  Genzyme Surgical Products*                     233        1,025
  Gilead Sciences, Incorporated*                 500       26,125
  Hannaford Brothers Company                     700       37,450
  Health Management Association Class A*       4,200       47,250
  Hormel Foods Corporation                     1,200       48,300
  ICN Pharmaceuticals, Incorporated            1,300       41,844
  International Multifoods, Incorporated         300        6,769
  Interstate Bakeries Corporation              1,200       26,925
  Iowa Beef Processing                         1,500       35,625
  IVAX Corporation*                            1,800       25,425
  Lancaster Colony Corporation                   700       24,150
  Lance, Incorporated                            500        7,813
  Lincare Holdings, Incorporated*              1,000       25,000
  Lone Star Steakhouse & Saloon,
     Incorporated*                               700        6,803
  McCormick & Company, Incorporated            1,200       37,875
  MedImmune, Incorporated*                       900       60,975
  Modis Professional Services,
     Incorporated*                             1,900       26,125

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
   S&P MIDCAP 400 INDEX PORTFOLIO                     SCHEDULE OF INVESTMENTS

                                              SHARES        VALUE

                                                 ----------------
CONSUMER NON-DURABLE - 13.20%
(CONTINUED)
  Mylan Laboratories, Incorporated             2,100  $    55,650
  Omnicare, Incorporated                       1,500       18,938
  Outback Steakhouse, Incorporated*            1,200       47,175
  Oxford Health Plans, Incorporated*           1,300       20,230
  PacifiCare Health System Class B*              800       57,550
  Papa John's International,
     Incorporated*                               500       22,344
  Perrigo Company*                             1,200        9,150
  PSS World Medical, Incorporated*             1,200       13,425
  Quorum Health Group, Incorporated*           1,200       15,075
  Ruddick Corporation                            800       16,000
  Sbarro, Incorporated*                          300        8,119
  Sepracor, Incorporated*                        500       40,625
  Smucker (The J.M.) Company Class A             500       11,125
  Suiza Foods Corporation*                       600       25,125
  Snyder Communications, Incorporated*         1,100       36,025
  Starbuck Corporation*                        3,000      112,688
  STERIS Corporation*                          1,100       21,313
  Stryker Corporation                          1,600       96,200
  Sybron International Corporation*            1,700       46,856
  TCA Cable TV, Incorporated                     800       44,400
  Total Renal Care Holdings,
     Incorporated*                             1,300       20,231
  Trigon Healthcare, Incorporated*               700       25,463
  Tyson Foods, Incorporated Class A            3,800       85,500
  Universal Corporation                          600       17,063
  Universal Foods Corporation                    800       16,900
  U.S. Foodservice, Incorporated*                800       34,100
  Viad Corporation                             1,700       52,594
  Vlasic Foods International,
     Incorporated*                               800        5,850
  Warner-Lambert Company                         446       30,941
  Whitman Corporation                          1,700       30,600
                                                      -----------
                                                        2,316,911
                                                      -----------
ENERGY - 4.63%
  BJ Services Company*                         1,200       35,325
  El Paso Energy Corporation                   2,000       70,375
  ENSCO International, Incorporated            2,300       45,856
  Global Marine, Incorporated*                 2,900       44,769
  KN Energy, Incorporated                      1,200       16,050
  Murphy Oil Corporation                         700       34,169
  Nabors Industries, Incorporated*             1,800       43,988
  National Fuel Gas Company                      600       29,100
  Noble Affiliates, Incorporated                 900       25,369
  Noble Drilling Corporation*                  2,200       43,313
  Ocean Energy, Incorporated*                  2,800       26,950
  Pennzoil-Quaker State Company                1,300       19,500
  Pioneer Natural Resources Company            1,700       18,700
  Questar Corporation                          1,400       26,775
  Ranger Oil Ltd*                              2,100       10,369
                                              SHARES        VALUE

                                                 ----------------
ENERGY - 4.63% (CONTINUED)
  Santa Fe Synder Corporation*                 2,800  $    21,350
  Smith International, Incorporated*             800       34,750
  Tidewater, Incorporated                        900       27,450
  Tosco Corporation                            2,600       67,438
  Transocean Offshore, Incorporated            1,700       44,625
  Ultramar Diamond Shamrock Corporation        1,500       32,719
  Valero Energy Corporation                      900       19,294
  Varco International, Incorporated*           1,100       12,031
  Weatherford International,
     Incorporated*                             1,700       62,263
                                                      -----------
                                                          812,528
                                                      -----------
MANUFACTURING - 4.63%
  Airgas, Incorporated*                        1,200       14,700
  AK Steel Holding Corporation                 1,000       22,500
  Albemarle Corporation                          800       18,500
  Bowater, Incorporated                          900       42,525
  Cabot Corporation                            1,100       26,606
  Carpenter Technology, Incorporated             400       11,425
  Chesapeake Corporation                         400       14,975
  Cleveland-Cliffs Corporation,
     Incorporated                                200        6,475
  Consolidated Papers, Incorporated            1,500       40,125
  Crompton & Knowles Corporation               1,200       23,475
  Cytec Industries*                              700       22,313
  Dexter Corporation                             400       16,325
  Ethyl Corporation                            1,400        8,400
  Ferro Corporation                              600       16,500
  Fuller (H.B.) Company                          200       13,675
  Georgia Gulf Corporation                       500        8,438
  Georgia-Pacific Company Timber Group         1,500       37,875
  Glatfeler (P.H.) Company                       700       10,237
  Hanna (M.A.) Company                           800       13,150
  IMC Global, Incorporated                     1,900       33,488
  Longview Fibre Company                         900       14,063
  Lubrizol (The) Corporation                     900       24,525
  Lyondell Chemical Company                    1,300       26,813
  Martin Marietta Materials,
     Incorporated                                800       47,200
  MAXXAM, Incorporated*                          100        6,450
  Minerals Technologies, Incorporated            400       22,325
  Olin Corporation                               800       10,550
  Oregon Steel Mills, Incorporated               400        5,325
  Rayonier, Incorporated                         500       24,906
  RPM, Incorporated                            1,800       25,538
  Ryerson Tull, Incorporated                     400        9,025
  Schulman (A.), Incorporated                    500        8,594
  Solutia, Incorporated                        1,900       40,494
  Sonoco Products, Incorporated                1,700       50,894
  Southdown, Incorporated                        600       38,550
  UCAR International, Incorporated*              800       20,200
  Wausau-Mosinee Paper Mills                     900       16,200

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   SCHEDULE OF INVESTMENTS                     S&P MIDCAP 400 INDEX PORTFOLIO

                                              SHARES        VALUE

                                                 ----------------
MANUFACTURING - 4.63% (CONTINUED)
  Witco Corporation                            1,000  $    20,000
                                                      -----------
                                                          813,359
                                                      -----------
SERVICE - 3.33%
  Apollo Group, Incorporated*                  1,300       34,531
  Cambridge Technology Partners (Mass.),
     Incorporated*                               900       15,806
  Convergy's Corporation                       2,500       48,125
  Fiserv, Incorporated*                        2,100       65,756
  Kelly Services, Incorporated Class A           600       19,275
  Manpower, Incorporated                       1,300       29,413
  NCH Corporation                                100        4,950
  NOVA Corporation                             1,200       30,000
  Ogden Corporation                              800       21,550
  Olsten Corporation                           1,400        8,838
  Pittston Brink's Group                         700       18,725
  Quintiles Transnational Corporation*         1,900       79,800
  Robert Half International,
     Incorporated*                             1,500       39,000
  Rollins, Incorporated                          500        7,969
  Sotheby's Holdings, Incorporated               900       34,313
  Stewart Enterprises, Incorporated
     Class A                                   1,800       26,213
  Sylvan Learning Systems, Incorporated*       3,700      100,594
                                                      -----------
                                                          584,858
                                                      -----------
TECHNOLOGY - 20.30%
  ADC Telecommunications, Incorporated*        2,200      100,238
  Altera Corporation*                          3,200      117,800
  Analog Devices, Incorporated*                2,700      135,506
  Arrow Electronics, Incorporated*             1,600       30,400
  Atmel Corporation                            1,700       44,519
  Avnet, Incorporated                            600       27,900
  Biogen, Incorporated*                        2,400      154,350
  Cadence Design Systems, Incorporated*        3,700       47,175
  Centocor, Incorporated*                      1,200       55,950
  Chiron Corporation*                          3,000       62,250
  Cirrus Logic, Incorporated*                  1,000        8,875
  Citrix Systems, Incorporated*                1,400       79,100
  Comdisco, Incorporated                       2,500       64,062
  Comverse Technology*                         1,100       83,050
  Cypress Semiconductor, Corporation*          1,500       24,750
  Electronic Arts, Incorporated*               1,000       54,250
  Genzyme Corporation-General Division*        1,300       63,050
  Gulfstream Aerospace Corporation*            1,200       81,075
  Imation Corporation*                           700       17,369
  Informix Corporation*                        3,000       25,594
  Integrated Device Technology,
     Incorporated*                             1,500       16,313
  Intuit, Incorporated*                        1,000       90,125
  Jabil Circuit, Incorporated*                 1,400       63,175
  Keane, Incorporated*                         1,200       27,150
  Legato Systems, Incorporated*                  600       34,650
                                              SHARES        VALUE

                                                 ----------------
TECHNOLOGY - 20.30% (CONTINUED)
  Lexmark International Group,
     Incorporated Class A*                     2,200  $   145,338
  Linear Technology Corporation                2,500      168,125
  Litton Industries, Incorporated*               800       57,400
  Maxim Integrated Products,
     Incorporated*                             2,200      146,300
  Mentor Graphics Corporation*                 1,100       14,094
  Microchip Technologies, Incorporated*          800       37,900
  NCR Corporation*                             1,600       78,100
  Network Associates, Incorporated*            2,100       30,844
  Policy Management Systems Corporation*         600       18,000
  QUALCOMM, Incorporated*                      2,400      344,400
  Quantum Corporation*                         2,800       67,550
  Rational Software Corporation*               1,400       46,113
  Sanmina Corporation*                           900       68,288
  Sequent Computer Systems,
     Incorporated*                               700       12,425
  Siebel Systems, Incorporated*                1,500       99,469
  Sterling Commerce, Incorporated*             1,600       58,400
  Sterling Software, Incorporated*             1,400       37,363
  Storage Technology Corporation*              1,700       38,675
  Structural Dynamics Research*                  600       11,138
  SunGard Data Systems, Incorporated*          1,900       65,550
  Symantec Corporation*                          900       22,950
  Synopsys, Incorporated*                      1,200       66,225
  Teradyne, Incorporated*                      1,400      100,450
  Transaction Systems Architects,
     Incorporated                                500       19,500
  United Technologies Corporation                502       35,987
  Veritas Software Corporation*                  500       47,469
  Vitesse Semiconductor Corporation*           1,200       80,925
  Xilinx, Incorporated*                        2,400      137,400
                                                      -----------
                                                        3,565,054
                                                      -----------
TRANSPORTATION - 1.19%
  Airborne Freight Corporation                   800       22,150
  Alaska Airgroup, Incorporated*                 400       16,700
  Alexander & Baldwin, Incorporated              700       15,575
  Arnold Industries, Incorporated                400        6,175
  CNF Transportation, Incorporated               800       30,700
  Comair Holding, Incorporated                 1,600       33,300
  GATX Corporation                               800       30,450
  Hunt (J.B.) Transportation Services,
     Incorporated                                600        9,750
  Overseas Shipholding Group                     600        7,725
  Swift Transportation Company,
     Incorporated*                               900       19,800
  Wisconsin Central Transportation
     Corporation*                                900       16,988
                                                      -----------
                                                          209,313
                                                      -----------
UTILITIES - 8.19%
  AGL Resources, Incorporated                  1,000       18,438
  Aliant Communications, Incorporated            600       27,713

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
   S&P MIDCAP 400 INDEX PORTFOLIO                     SCHEDULE OF INVESTMENTS

                                              SHARES        VALUE

                                                 ----------------
UTILITIES - 8.19% (CONTINUED)
  Allegheny Energy, Incorporated               2,000  $    64,125
  Aliant Energy Corporation                    1,300       36,888
  American Water Works, Incorporated           1,300       39,975
  Black Hills Corporation                        400        9,250
  Cincinnati Bell Company                      2,300       57,356
  Cleco Corporation                              400       12,150
  CMP Group, Incorporated                        500       13,094
  COMSAT Corporation                             900       29,250
  DPL, Incorporated                            2,700       49,613
  Energy East Corporation                      2,100       54,600
  Hawaiian Electric Industries,
     Incorporated                                500       17,750
  IDACORP, Incorporated                          600       18,900
  Illinova Corporation                         1,200       32,700
  Indiana Energy, Incorporated                   500       10,656
  IPALCO, Incorporated                         1,500       31,781
  Kansas City Power & Light Company            1,000       25,500
  KeySpan Energy Corporation                   2,500       65,938
  LG&E Energy Corporation                      2,200       46,200
  MCN Energy Group, Incorporated               1,300       26,975
  MidAmerican Energy Holdings Company          1,000       34,625
  Minnesota Power, Incorporated                1,200       23,850
  Montana Power Company                          900       63,450
  Nevada Power Company                           900       22,500
  New England Electric System                  1,000       50,125
  NiSource, Incorporated                       2,100       54,206
  Northeast Utilities*                         2,200       38,913
  OGE Energy Corporation                       1,300       30,875
  Pinnacle West Capital Corporation            1,400       56,350
  Potomac Electric Power Company               2,000       58,875
  Public Services Company of New Mexico          700       13,913
  Puget Sound Energy, Incorporated             1,400       33,600
                                              SHARES        VALUE

                                                 ----------------
UTILITIES - 8.19% (CONTINUED)
  SCANA Corporation                            1,700  $    39,738
  TECO Energy, Incorporated                    2,200       50,050
  Telephone & Data Systems, Incorporated       1,000       73,063
  UtiliCorp United, Incorporated               1,500       36,469
  Washington Gas Light Company                   800       20,800
  Wisconsin Energy Corporation                 1,900       47,619
                                                      -----------
                                                        1,437,873
                                                      -----------
    Total Common Stocks
       (cost $14,743,150)                              15,218,680
                                                      -----------
UNIT INVESTMENT TRUST - 3.97%
  MidCap SPDR Trust Unit Series I              8,900      698,093
                                                      -----------
    Total Unit Investment Trust
       (cost $674,980)

SHORT-TERM INVESTMENTS(2) - .46%

                                           PRINCIPAL        VALUE

                                               ------------------
VARIABLE RATE DEMAND NOTES - .46%
  Firstar Bank
     (4.970% due 12/31/31)                $   80,913       80,913
                                                      -----------
    Total Short-Term Investments
       (cost $80,913)                                      80,913
                                                      -----------
TOTAL INVESTMENTS - 91.10%
   (cost $15,499,043)(1)                               15,997,686
                                                      -----------
OTHER ASSETS AND LIABILITIES - 8.90%                    1,563,429
                                                      -----------
TOTAL NET ASSETS - 100%                               $17,561,115
                                                      -----------
                                                      -----------

----------

*    Non-income producing
(1) Represents cost for income tax purposes which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of June 30, 1999 was $1,059,187 and ($560,544) respectively.
(2) Securities with an aggregate market value of $1,048,375 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                        Appreciation/
Type                                      Contracts    (Depreciation)
---------------------------------------------------------------------
Standard & Poor's 500 Index (09/99)           5            $(725)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   SCHEDULE OF INVESTMENTS                           BALANCED INDEX PORTFOLIO

JUNE 30, 1999
(UNAUDITED)

COMMON STOCKS - 63.22%

                                              SHARES        VALUE

                                                 ----------------
BANKING & FINANCIAL SERVICE - 10.09%
  Aetna Life and Casualty Company                600  $    53,663
  AFLAC, Incorporated                          1,100       52,662
  Allstate (The) Corporation                   3,200      114,800
  American Express Company                     1,900      247,237
  American General Corporation                 1,000       75,375
  American International Group,
     Incorporated                              5,200      608,725
  Amsouth Bancorp, Incorporated                  750       17,390
  Aon Corporation                              1,050       43,313
  Associates First Capital Corporation         3,100      137,368
  BB&T Corporation                             1,300       47,694
  Banc One Corporation                         4,900      291,856
  BankAmerica Corporation                      7,300      535,182
  Bankboston Corporation                       1,200       61,350
  Bank of New York Company, Incorporated       3,200      117,400
  Bear Stearns Companies, Incorporated           500       23,375
  Capital One Financial Corporation              800       44,550
  Charles Schwab Corporation                   1,700      186,788
  Chase Manhattan Corporation                  3,500      303,188
  Chubb Corporation                              700       48,650
  CIGNA Corporation                              900       80,100
  Cincinnati Financial Corporation               700       26,293
  Citigroup, Incorporated                     14,100      669,750
  Comerica, Incorporated                         600       35,663
  Conseco, Incorporated                        1,300       39,568
  Countrywide Credit Industries,
     Incorporated                                500       21,375
  Fannie Mae                                   4,300      294,012
  Federal Home Loan Mortgage Corporation       2,900      168,200
  Fifth Third Bancorp                          1,100       73,219
  First Union Corporation                      4,100      192,700
  Firstar Corporation                          2,800       78,400
  Fleet Financial Group, Incorporated          2,400      106,500
  Franklin Resources, Incorporated             1,100       44,687
  Hartford Financial Services Group            1,000       58,313
  Household International, Incorporated        2,000       94,750
  Huntington Bancshares                          900       31,500
  Jefferson-Pilot Corporation                    500       33,094
  KeyCorp                                      1,900       61,037
  Lehman Brothers Holdings                       500       31,125
  Lincoln National Corporation                   800       41,850
  Lowes Corporation                              500       39,563
  Marsh & McLennan Companies,
     Incorporated                              1,100       83,050
  MBIA, Incorporated                             400       25,900
  MBNA Corporation                             3,400      104,125
  Mellon Bank Corporation                      2,200       80,025
  Mercantile Bancorporation                      700       39,988

                                              SHARES        VALUE

                                                 ----------------
BANKING & FINANCIAL SERVICE - 10.09%
(CONTINUED)
  Merrill Lynch & Company                      1,500      119,906
  MGIC Investment Corporation                    500  $    24,313
  Morgan (J. P.) & Company                       700       98,350
  Morgan Stanley, Dean Witter & Company        2,400      246,000
  National City Corporation                    1,300       85,150
  Northern Trust Corporation                     500       48,500
  PaineWebber Group, Incorporated                600       28,050
  PNC Bank Corporation                         1,100       74,912
  Progressive Corporation                        300       43,500
  Provident Companies, Incorporated              100        4,000
  Providian Financial Corporation                600       56,100
  Regions Financial Corporation                1,000       38,438
  Republic New York Corporation                  400       27,275
  SAFECO Corporation                             600       26,475
  SLM Holding Corporation                        700       32,068
  SouthTrust Corporation                         700       26,863
  State Street Corporation                       400       59,763
  St. Paul Companies                           1,000       31,813
  Summit Bancorp                                 700       29,268
  SunTrust Banks, Incorporated                 1,400       97,212
  Synovus Financial Corporation                1,200       23,850
  Torchmark Corporation                          600       20,475
  Transamerica Corporation                       500       37,500
  Union Planters Corporation                     600       26,813
  UNUM Corporation                               600       32,850
  U.S. Bancorp                                 3,000      102,000
  Wachovia Corporation                           900       77,007
  Washingon Mutual, Incorporated               2,500       88,438
  Wells Fargo & Company                        6,900      294,975
                                                      -----------
                                                        7,467,217
                                                      -----------
CAPITAL GOODS - 4.71%
  AlliedSignal, Incorporated                   2,300      144,900
  Avery Dennison Company                         500       30,188
  Boeing Company                               4,100      181,168
  Browning-Ferris Industries                     700       30,100
  Case Equipment                                 300       14,437
  Caterpillar, Incorporated                    1,500       90,000
  Cooper Industries, Incorporated                400       20,800
  Crane Company                                  300        9,432
  Danaher Corporation                            600       34,875
  Deere & Company                              1,000       39,624
  Dover Corporation                              900       31,500
  Emerson Electric Company                     1,800      113,175
  Fluor Corporation                              300       12,150
  General Dynamics Corporation                   500       34,250
  General Electric Company                    13,700    1,548,100
  Grainger (W.W.), Incorporated                  400       21,524
  Honeywell, Incorporated                        500       57,938

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
   BALANCED INDEX PORTFOLIO                           SCHEDULE OF INVESTMENTS

                                              SHARES        VALUE

                                                 ----------------
CAPITAL GOODS - 4.71% (CONTINUED)
  Illinois Tool Works, Incorporated            1,100       90,200
  Ingersoll-Rand Company                         700  $    45,238
  Johnson Controls, Incorporated                 400       27,724
  Lockheed Martin Corporation                  1,700       63,325
  Minnesota Mining & Manufacturing
     Company                                   1,700      147,793
  Navistar International, Incorporated*          300       15,000
  Northrop Grumman Corporation                   300       19,893
  Pall Corporation                               600       13,312
  PACCAR, Incorporated                           300       16,013
  Parker-Hannifin Corporation                    500       22,874
  Raychem Corporation                            300       11,100
  Sealed Air Corporation*                        400       25,950
  Solectron Corporation*                       1,100       73,357
  Tenneco, Incorporated                          800       19,100
  Thermo Electron Corporation*                   700       14,043
  Tyco International Limited                   3,400      322,150
  United Technologies Corporation              2,000      143,374
                                                      -----------
                                                        3,484,607
                                                      -----------
CONSUMER CYCLICAL - 5.45%
  American Greetings Company Class A             300        9,038
  AutoZone, Incorporated*                        700       21,087
  Best Buy Company, Incorporated*                900       60,750
  Black & Decker Corporation                     400       25,250
  Brunswick Corporation                          400       11,150
  Carnival Corporation                         2,600      126,100
  Circuit City Stores, Incorporated              400       37,200
  Consolidated Stores Corporation*               500       13,500
  Cooper Tire & Rubber Company                   400        9,451
  Costco Companies, Incorporated*                900       72,057
  Dana Corporation                               700       32,243
  Dayton Hudson Corporation                    1,800      117,000
  Delphi Automotive Systems                    2,549       47,316
  Dillard's, Incorporated Class A                500       17,562
  Dollar General Corporation                     925       26,825
  Dow Jones & Company, Incorporated              400       21,225
  Eaton Corporation                              300       27,600
  Federated Department Stores*                   900       47,643
  Ford Motor Company                           5,100      287,831
  Fruit of the Loom, Incorporated Class
     A*                                          300        2,925
  Gannett Company, Incorporated                1,200       85,650
  Gap, Incorporated                            3,600      181,350
  General Motors Corporation                   2,700      178,200
  Genuine Parts Company                          800       28,000
  Goodyear Tire & Rubber                         700       41,168
  Harcourt General, Incorporated                 300       15,468
  Harrah's Entertainment, Incorporated*          600       13,200
  Hasbro, Incorporated                           800       22,350
  Hilton Hotels Corporation                    1,200       17,025
                                              SHARES        VALUE

                                                 ----------------
CONSUMER CYCLICAL - 5.45% (CONTINUED)
  Home Depot, Incorporated                     6,200      399,512
  ITT Industries, Incorporated                   400  $    15,250
  K Mart Corporation*                          2,100       34,519
  Knight-Ridder, Incorporated                    400       21,974
  Kohl's Department Stores Corporation*          700       54,031
  Limited (The), Incorporated                    900       40,837
  Liz Claiborne, Incorporated                    300       10,950
  Lowe's Companies, Incorporated               1,500       85,030
  Marriott International Class A               1,000       37,375
  Masco Company                                1,500       43,313
  Mattel, Incorporated                         1,700       44,944
  May Department Stores Company                1,500       61,313
  Maytag Corporation                             400       27,875
  McGraw-Hill Companies, Incorporated            800       43,150
  Mirage Resorts, Incorporated*                  900       15,075
  New York Times Class A                         800       29,450
  NIKE, Incorporated Class B                   1,200       75,975
  Nordstrom, Incorporated                        600       20,100
  Office Depot, Incorporated*                  1,600       35,300
  Penney (J.C.) Company, Incorporated          1,100       53,419
  Sears Roebuck & Company                      1,600       71,300
  Sherwin-Williams Company                       700       19,425
  Stanley (The) Works                            400       12,875
  Staples, Incorporated*                       2,000       61,875
  Tandy Corporation                              800       39,100
  Times Mirror Company Class A                   300       17,775
  TJX Companies, Incorporated                  1,300       43,306
  Toys "R" Us, Incorporated*                   1,100       22,757
  Tribune Company                                500       43,563
  TRW, Incorporated                              500       27,439
  V.F. Corporation                               500       21,375
  Wal-Mart Stores, Incorporated               18,400      887,800
  Whirlpool Corporation                          300       22,200
                                                      -----------
                                                        4,036,346
                                                      -----------
CONSUMER NON-DURABLE - 14.19%
  Abbott Laboratories                          6,300      286,650
  Albertson's, Incorporated                    1,726       88,996
  Allergan, Incorporated                         300       33,300
  ALZA Corporation Class A*                      400       20,350
  American Home Products Corporation           5,400      310,500
  Anheuser-Busch Companies, Incorporated       2,000      141,871
  Archer-Daniels-Midland Company               2,500       38,594
  Avon Products, Incorporated                  1,100       61,050
  Bausch & Lomb, Incorporated                    200       15,300
  Baxter International, Incorporated           1,300       78,812
  Becton, Dickinson Company                    1,100       33,000
  BestFoods, Incorporated                      1,200       59,400
  Biomet, Incorporated                           500       19,875
  Boston Scientific Corporation*               1,700       74,693

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   SCHEDULE OF INVESTMENTS                           BALANCED INDEX PORTFOLIO

                                              SHARES        VALUE

                                                 ----------------
CONSUMER NON-DURABLE - 14.19%
(CONTINUED)
  Bristol-Meyers Squibb Company                8,200      577,587
  Brown Foremann Class B                         300  $    19,556
  Campbell Soup Company                        1,800       83,475
  Cardinal Health, Incorporated                1,100       70,537
  CBS, Corporation*                            3,000      130,313
  Ceridian Corporation*                          600       19,613
  Clear Channel Communications*                1,400       96,511
  Clorox Company                                 500       53,406
  Coca-Cola Company                           10,300      643,750
  Coca-Cola Enterprises                        1,800       53,550
  Colgate-Palmolive Company                    1,200      118,500
  Columbia/HCA Healthcare Corporation          2,400       54,750
  Comcast Corporation Class A Special          3,100      119,157
  ConAgra, Incorporated                        2,000       53,250
  CVS Corporation                              1,600       81,200
  Dardeen Restaurants*                           600       13,087
  Deluxe Corporation                             400       15,575
  Donnelly (RR) & Sons Company                   600       22,237
  Fortune Brands, Incorporated                   700       28,963
  General Mills, Incorporated                    700       56,263
  Gillette Company                             4,600      188,600
  Guidant Corporation                          1,300       66,869
  HCR Manor Care, Incorporated*                  500       12,094
  Heinz (H.J.) Company                         1,500       75,188
  HEALTHSOUTH Corporation*                     1,800       26,887
  Hershey Foods Corporation                      600       35,625
  Humana, Incorporated*                          800       10,350
  Johnson & Johnson Company                    5,600      548,800
  Kellogg Company                              1,700       56,100
  King World Productions, Incorporated*          300       10,443
  Kroger Company*                              3,400       94,988
  Lilly (Eli) & Company                        4,600      329,475
  Mallincrokdt, Incorporated                     300       10,913
  McDonald's Corporation                       5,700      235,481
  McKesson HBOC, Incorporated                  1,200       38,550
  Medtronic, Incorporated                      2,400      186,900
  Merck & Company, Incorporated                9,800      725,200
  Newell Rubbermaid, Incorporated              1,200       55,800
  PepsiCo, Incorporated                        6,200      239,862
  Pfizer, Incorporated                         5,400      592,650
  Pharmacia & Upjohn, Incorporated             2,100      119,306
  Philip Morris Companies, Incorporated       10,100      405,894
  Pioneer Hi-Bred International                1,000       38,938
  Procter & Gamble Company                     5,600      499,800
  Quaker Oats Company                            600       39,825
  RJR Nabisco Holdings Corporation               300       27,388
  Ralston-Ralston Purina Group                 1,400       42,612
  Rite Aid Corporation                         1,100       27,087
  Safeway, Incorporated*                       2,100      103,950
                                              SHARES        VALUE

                                                 ----------------
CONSUMER NON-DURABLE - 14.19%
(CONTINUED)
  Sara Lee Corporation                         3,800       86,212
  Schering-Plough Corporation                  6,100  $   323,300
  Seagram Company, Limited                     1,800       90,676
  Supervalu, Incorporated                        600       15,413
  St. Jude Medical*                              400       14,250
  Sysco Corporation                            1,400       41,738
  Tenet Healthcare Corporation*                1,300       24,132
  Time Warner, Incorporated                    5,000      367,500
  TRICON Global Restaurants                      600       32,476
  Unilever N.V. ADR                            2,346      163,663
  United HealthCare Corporation                  700       43,838
  UST, Incorporated                              800       23,400
  Viacom, Incorporated Class B*                2,900      127,600
  Walgreen Company                             4,200      123,375
  Walt Disney Company, The                     8,600      264,987
  Warner-Lambert Company                       3,500      242,813
  Watson Pharmaceuticals, Incorporated*          400       14,025
  Wendy's International, Incorporated            500       14,156
  Winn-Dixie Stores, Incorporated                600       22,163
  Wrigley (Wm) Jr. Company                       500       45,000
                                                      -----------
                                                       10,499,963
                                                      -----------
ENERGY - 3.74%
  Amerada Hess Corporation                       400       23,800
  Anadarko Petroleum Corporation                 500       18,406
  Apache Corporation                             500       19,500
  Ashland, Incorporated                          400       16,050
  Atlantic Richfield Company                   1,400      116,988
  Baker Hughes, Incorporated                   1,400       46,900
  Burlington Resources, Incorporated             800       34,600
  Chevron Corporation                          2,700      257,006
  Exxon Corporation                           10,100      778,963
  Halliburton Company                          1,900       85,975
  Kerr-McGee Company                             400       20,075
  Mobil Corporation                            3,200      316,800
  Occidental Petroleum                         1,600       33,800
  Phillips Petroleum Company                   1,100       55,344
  Rowan Companies, Incorporated*                 400        7,375
  Royal Dutch Petroleum Company ADR            8,900      536,224
  Schlumberger Limited                         2,400      152,850
  Sunoco, Incorporated                           400       12,075
  Texaco, Incorporated                         2,200      137,500
  Union Pacific Resources Group                1,100       17,944
  Unocal Corporation                           1,000       39,625
  USX-Marathon Group, Incorporated             1,300       42,332
                                                      -----------
                                                        2,770,132
                                                      -----------
MANUFACTURING - 2.58%
  Air Products & Chemicals, Incorporated       1,000       40,250
  Alcan Aluminum Limited                       1,000       31,938

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
   BALANCED INDEX PORTFOLIO                           SCHEDULE OF INVESTMENTS

                                              SHARES        VALUE

                                                 ----------------
MANUFACTURING - 2.58% (CONTINUED)
  Allegheny Teledyne, Incorporated               900  $    20,362
  Aluminum Company of America                  1,600       99,000
  Applied Materials, Incorporated*             1,600      118,200
  Barrick Gold Corporation                     1,700       32,937
  Battle Mountain Gold Company*                  800        1,950
  Bethlehem Steel Corporation*                   600        4,613
  Champion International Corporation             500       23,938
  Corning, Incorporated                        1,000       70,125
  Crown Cork & Seal Company,
     Incorporated                                500       14,250
  Cyprus Amax Mineral Company*                   500        7,594
  Dow Chemical Company                           900      114,187
  DuPont (E.I.) De Nemours & Company           4,700      321,068
  Ecolab, Incorporated*                          600       26,175
  Eastman Chemical Company                       300       15,525
  Englehard Corporation                          600       13,575
  Fort James Corporation                       1,000       37,875
  Freeport-McMoRan Copper & Gold                 700       12,556
  Georgia-Pacific Company                        600       37,900
  Goodrich BF Company                            400       17,000
  Grace, (W.R.) & Company*                       300        5,513
  Hercules, Incorporated                         500       19,656
  Homestake Mining Company                     1,200        9,825
  Inco, Limited                                  900       16,200
  International Flavors & Fragrance,
     Incorporated                                500       22,188
  International Paper Company                  1,900       95,950
  Kimberly-Clark Corporation                   2,200      125,400
  Louisiana Pacific Corporation                  500       11,875
  Mead Corporation                               500       20,875
  Monsanto Company                             2,600      102,538
  Nalco Chemical Company                         300       15,563
  Newmont Mining Corporation                     700       13,913
  Nucor Corporation                              400       18,975
  Owens-Illinois, Incorporated*                  700       22,881
  Placer Dome, Incorporated                    1,300       15,357
  PPG Industries, Incorporated                   800       47,250
  Praxair, Incorporated                          700       34,256
  Reynolds Metals Company                        300       17,700
  Rohm & Haas Company                            937       40,169
  Sigma-Aldrich Corporation                      500       17,219
  Union Carbide Corporation                      600       29,250
  USX-U.S. Steel Group, Incorporated             400       10,800
  Vulcan Materials, Incorporated*                400       19,300
  Westvaco Corporation                           600       17,400
  Weyerhaeuser Company                           900       61,875
  Willamette Industries                          500       23,031
  Worthington Industries, Incorporated           600        9,863
                                                      -----------
                                                        1,905,840
                                                      -----------
                                              SHARES        VALUE

                                                 ----------------
SERVICE - .93%
  Automatic Data Processing,
     Incorporated                              2,600  $   114,400
  Block (H&R), Incorporated                      400       20,000
  Cendant Corporation*                         3,200       65,600
  Dun & Bradstreet Corporation                   700       24,806
  Equifax, Incorporated                          600       21,413
  First Data Corporation                       1,800       88,087
  Interpublic Group Companies,
     Incorporated                                600       51,975
  IMS Health, Incorporation                    1,300       40,625
  Laidlaw, Incorporated                        1,400       10,325
  Omnicom Group, Incorporated                    800       64,000
  Paychex, Incorporated                        1,050       33,468
  Service Corporation International            1,100       21,175
  Waste Management, Incorporated               2,500      134,375
                                                      -----------
                                                          690,249
                                                      -----------
TECHNOLOGY - 13.48%
  3 COM Corporation*                           1,500       40,031
  Advanced Micro Devices, Incorporated*          600       10,837
  American Online, Incorporated*               4,500      497,250
  Amgen, Incorporated*                         2,100      127,838
  Andrew Corporation*                            400        7,575
  Apple Computer, Incorporated*                  700       32,418
  BMC Software, Incorporated*                  1,000       54,000
  Cabletron Systems, Incorporated*               700        9,100
  Cisco Systems, Incorporated*                13,300      857,019
  COMPAQ Computers Corporation                 7,100      168,181
  Computer Associates International,
     Incorporated                              2,200      121,000
  Computer Sciences Corporation*                 700       48,431
  Compuware Corporation*                       1,500       47,719
  Dell Computer Corporation*                  10,600      392,200
  Eastman Kodak                                1,300       88,075
  Electronic Data Systems Corporation          2,100      118,781
  EMC Corporation Massachusetts*               4,200      231,000
  Gateway 2000, Incorporated*                    700       41,300
  General Instrument Corporation*                700       29,750
  Harris Corporation                             400       15,675
  Hewlett-Packard Company                      4,400      442,200
  IKON Office Solution, Incorporated             600        9,000
  Intel Corporation                           13,900      827,050
  International Business Machines
     Corporation                               7,600      982,300
  KLA-Tencor Corporation*                        400       25,950
  LSI Logic Corporation*                         600       27,675
  Lucent Technologies, Incorporated           12,630      851,735
  Micron Technology, Incorporated*             1,100       44,344
  Microsoft Corporation*                      21,300    1,920,994
  Motorola, Incorporated                       2,500      236,875
  National Semiconductor*                        700       17,718
  Nortel Networks Corporation                  2,900      251,756
  Novell, Incorporated*                        1,400       37,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   SCHEDULE OF INVESTMENTS                           BALANCED INDEX PORTFOLIO

                                              SHARES        VALUE

                                                 ----------------
TECHNOLOGY - 13.48% (CONTINUED)
  Oracle Systems Corporation*                  6,100  $   226,463
  Parametric Technology Company*               1,100       15,262
  PeopleSoft, Incorporated*                    1,100       18,975
  Pitney-Bowes, Incorporated                   1,100       70,675
  Raytheon Company - Class B                   1,400       98,525
  Rockwell International Corporation             800       48,600
  Seagate Technology, Incorporated*            1,000       25,625
  Scientific-Atlanta, Incorporated               500       18,000
  Silicon Graphics, Incorporated*                800       13,100
  Sun Microsystems, Incorporated*              3,300      227,287
  Tellabs, Incorporated*                       1,600      108,100
  Texas Instruments, Incorporated              1,600      232,000
  Textron, Incorporated                          600       49,387
  Unisys Corporation*                          1,200       46,726
  Xerox Corporation                            2,800      165,375
                                                      -----------
                                                        9,976,977
                                                      -----------
TRANSPORTATION - .63%
  AMR Corporation*                             2,500       47,775
  Burlington Northern Santa Fe
     Corporation                               2,100       65,100
  CSX Corporation                                900       40,782
  Delta Air Lines, Incorporated                  600       34,575
  FDX Corporation*                             1,300       70,525
  Kansas City Southern Industries                500       31,906
  Norfolk Southern Company*                    1,600       48,200
  Ryder System                                   300        7,800
  Southwest Airlines Company                   1,400       43,575
  Union Pacific Corporation                    1,100       64,144
  US Airways Group, Incorporated*                300       13,069
                                                      -----------
                                                          467,451
                                                      -----------
UTILITIES - 7.42%
  AES Corporation*                               800       46,501
  ALLTELL Corporation                          1,200       85,800
  Ameren Corporation                             600       23,025
  AT & T Corporation                          13,200      736,725
  American Electric Power Company                900       33,807
  Ameritech Corporation                        4,500      330,750
  Bell Atlantic Corporation                    6,400      418,400
  BellSouth Corporation                        7,800      365,625
  Carolina Power & Light Company                 600       25,687
  Central & SouthWest Corporation                900       21,037
  Centurytel, Incorporated                       600       23,850
  CINergy Corporation                            700       22,400
  CMS Energy Corporation                         500       20,938
                                              SHARES        VALUE

                                                 ----------------
UTILITIES - 7.42% (CONTINUED)
  Coastal Corporation                            900  $    36,000
  Columbia Energy Group                          400       25,074
  Consolidated Edison, Incorporated            1,000       45,250
  Consolidated Natural Gas Company               400       24,300
  Constellation Energy Group,
     Incorporated                                700       20,738
  Dominion Resources                             800       34,650
  DTE Energy Company                             600       24,000
  Duke Energy Corporation                      1,500       81,563
  Edison International                         1,500       40,125
  Enron Corporation                            1,500      122,625
  Entergy Corporation                          1,000       31,250
  FirstEnergy Corporation                      1,000       31,000
  Frontier Corporation                           700       41,300
  FPL Group, Incorporated                        800       43,699
  GPU, Incorporated                              600       25,313
  GTE Corporation                              4,100      310,575
  MCI WorldCom, Incorporated*                  7,800      671,288
  Mediaone Group                               2,500      185,938
  New Century Energies, Incorporated             500       19,406
  Nextel Communications, Incorporated*         1,200       60,225
  Niagara Mohawk Holdings, Incorporated*         900       14,456
  Northern States Power Company                  700       16,931
  PacifiCorp                                   1,300       23,887
  PECO Energy Company                            800       33,500
  PG & E Corporation                           1,700       55,250
  PP & L Resources, Incorporated                 700       21,525
  Public Service Enterprises Group,
     Incorporated                              1,000       40,875
  Reliant Energy, Incorporated                 1,300       35,912
  SBC Communications, Incorporated             8,000      464,000
  Sempra Energy                                1,100       24,887
  Sonat, Incorporated                            500       16,563
  Southern Company                             3,000       79,500
  Sprint Corporation FON Group                 3,700      195,406
  Sprint PCS Group, Incorporated*              1,900      108,538
  Texas Utilities Holdings Companies           1,300       53,625
  Unicom Corporation                             900       34,707
  US West, Incorporated*                       2,100      123,375
  Vodafone Airtouch Public LTD*                  200       39,400
  Williams Companies, Incorporated             1,800       76,613
                                                      -----------
                                                        5,487,814
                                                      -----------
    Total Common Stocks
       (cost $46,558,893)                              46,786,596
                                                      -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
   BALANCED INDEX PORTFOLIO                           SCHEDULE OF INVESTMENTS

U.S. TREASURY OBLIGATIONS - 22.42%

                                           PRINCIPAL        VALUE

                                               ------------------
  U.S. Treasury Note
     (5.625% due 04/30/00)                $2,500,000  $ 2,507,032
  U.S. Treasury Note
     (6.250% due 01/31/02)                 3,250,000    3,301,250
  U.S. Treasury Note
     (7.250% due 05/15/04)                 3,000,000    3,187,500
  U.S. Treasury Note
     (6.500% due 05/15/05)                 1,250,000    1,291,875
  U.S. Treasury Note
     (6.125% due 08/15/07)                 2,500,000    2,531,719
  U.S. Treasury Bond
     (6.250% due 08/15/23)                 3,750,000    3,776,017
                                                      -----------
    Total U.S. Treasury Obligations
       (cost $16,640,231)                              16,595,393
                                                      -----------
U.S. GOVERNMENT AGENCY
OBLIGATIONS - .67%
FEDERAL HOME LOAN MORTGAGE CORPORATION
   5.750% due 07/15/03                       500,000      496,030
                                                      -----------
    Total U.S. Government Agency
       Obligations
       (cost $501,648)                                    496,030
                                                      -----------

                                           PRINCIPAL        VALUE

                                               ------------------

MORTGAGE-BACKED
SECURITIES - 2.67%

FEDERAL HOME LOAN MORTGAGE CORPORATION
   FNCL
   (7.000% due 05/01/29)                  $1,998,258  $ 1,979,168
                                                      -----------
    Total Mortgage-Backed Securities
       (cost $2,019,713)                                1,979,168
                                                      -----------

CORPORATE BONDS - .68%

CONSUMER DURABLE - .68%
  Cox Enterprises (6.625% due 06/14/02)      500,000      499,640
                                                      -----------
    Total Corporate Bonds
       (cost $498,830)                                    499,640
                                                      -----------
TOTAL INVESTMENTS - 89.66%
   (cost $66,219,315)(1)                               66,356,827
                                                      -----------
OTHER ASSETS AND LIABILITIES - 10.34%                   7,651,078
                                                      -----------
TOTAL NET ASSETS - 100%                               $74,007,905
                                                      -----------
                                                      -----------

----------

*    Non-income producing
(1) Represents cost for income tax purposes which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of June 30, 1999 was $481,016 and ($343,504) respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in seven different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, and Micro-Cap Portfolio (individually "Portfolio"). The Equity Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments, and money market instruments. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented in the Standard & Poor's 500 Index. The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index. The financial statements of the Micro-Cap Portfolio are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities held in each Portfolio, except for money market instruments maturing in 60 days or less, are valued as follows:
Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

FEDERAL TAXES - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded. The Capital Portfolio and the Bond Portfolio have a capital loss carry forward of $2,649,227 and $404,220 which can be carried forward until 2006.

DISTRIBUTIONS - Distributions from net investment income in all Portfolios generally are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts

--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
                                                NOTES TO FINANCIAL STATEMENTS

based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

EXPENSES - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

FOREIGN CURRENCY - The Funds' accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

       (a) for the Equity Portfolio - .65% of the first $50,000,000, .60% of the next $100,000,000, and .50% of all over $150,000,000 of the current net asset value:

       (b) for Capital Portfolio - .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all over $150,000,000 of the current net asset value.

       (c) for the Bond Portfolio - .50% of the first $50,000,000, .45% of the next $100,000,000, and .40% of all over $150,000,000 of the current net asset value.

       (d) for the S&P 500 Index Portfolio - .30% of the current net asset value.

       (e) for the S&P MidCap 400 Index Portfolio - .30% of the current net asset value.

       (f) for the Balanced Index Portfolio - .30% of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity, Capital, or Bond Portfolios, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to pay any other expenses of the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, and the Balanced Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed 0.30% of its average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets for the Equity, Capital, and Bond Portfolios, and .05% of the Fund's average net assets for the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, and Balanced Index Portfolio. The fee is borne by the Adviser, not the Fund. As a result, for the period ended June 30, 1999 the Adviser reimbursed the S&P MidCap 400 Index Portfolio $5,019 and the Balanced Index Portfolio $6,310.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

DIRECTORS' FEES - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   NOTES TO FINANCIAL STATEMENTS

NOTE 3 - FUTURES CONTRACTS

S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, and Balanced Index Portfolio (collectively, the Index Portfolios) may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities may purchase and write call and put options on such contracts. The Index Portfolios may invest up to 20% of their assets in such futures and/or options, except that until each Portfolio reaches $25 million, it may invest up to 100% in such futures and/or options. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When the Index Portfolios enter into a futures contract, they are required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, the Portfolios agree to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. The Portfolios invest in futures as a substitute to investing in the common stock positions in the Index that they intend to match. The potential risk to the Index Portfolios is that the change in the value in the underlying securities may not correlate to the value of the contracts.

NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the six months ended June 30, 1999 excluding short-term obligations, follow:

                                EQUITY PORTFOLIO    CAPITAL PORTFOLIO    BOND PORTFOLIO    S&P 500 INDEX
                                -----------------   ------------------   ---------------   --------------
Total Cost of Purchases of:
        Common Stocks             $  38,329,573        $  22,356,801       $         --     $ 63,677,081
        U.S. Government
          Securities                         --           27,792,598          2,309,547               --
        Corporate Bonds                      --            4,241,130         31,505,835               --
                                -----------------   ------------------   ---------------   --------------
                                  $  38,329,573        $  54,390,529       $ 33,815,382     $ 63,677,081
                                -----------------   ------------------   ---------------   --------------
                                -----------------   ------------------   ---------------   --------------

Total Proceeds from Sales of:
        Common Stocks             $ 113,373,003        $  77,440,061       $    630,623     $  2,769,464
        U.S. Government
          Securities                         --           41,113,724         15,729,675               --
        Corporate Bonds                      --           26,865,482         25,568,975               --
                                -----------------   ------------------   ---------------   --------------
                                  $ 113,373,003        $ 145,419,267       $ 41,929,273     $  2,769,464
                                -----------------   ------------------   ---------------   --------------
                                -----------------   ------------------   ---------------   --------------

                                          S&P MIDCAP 400 INDEX    BALANCED INDEX
                                          ---------------------   ---------------
Total Cost of Purchases of:
        Common Stocks                          $ 16,008,944         $ 46,572,444
        U.S. Government Securities                       --           20,466,512
        Corporate Bonds                                  --              498,830
                                          ---------------------   ---------------
                                               $ 16,008,944         $ 67,537,786
                                          ---------------------   ---------------
                                          ---------------------   ---------------
Total Proceeds from Sales of:
        Common Stocks                          $  1,037,211         $     13,902
        U.S. Government Securities                       --            1,038,891
        Corporate Bonds                                  --                   --
                                          ---------------------   ---------------
                                               $  1,037,211         $  1,052,793
                                          ---------------------   ---------------
                                          ---------------------   ---------------

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   NOTES TO FINANCIAL STATEMENTS

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                         EQUITY PORTFOLIO
                           SIX MONTHS ENDED
                               JUNE 30,
                           ----------------
                                                               YEAR ENDED DECEMBER 31,
                             (UNAUDITED)      ---------------------------------------------------------
                                 1999           1998        1997        1996        1995        1994
                           ----------------   ---------   ---------   ---------   ---------   ---------
Net Asset Value,
   Beginning of period         $  14.89       $   20.35   $   19.45   $   16.54   $   14.30   $   14.58
                               --------       ---------   ---------   ---------   ---------   ---------
Investment Activities:
  Net investment income             .06             .25         .23         .29         .24         .20
  Net realized and
     unrealized
     gains/(losses)                 .45           (2.80)       3.23        3.61        3.36         .31
                               --------       ---------   ---------   ---------   ---------   ---------
Total from Investment
   Activities                       .51           (2.55)       3.46        3.90        3.60         .51
                               --------       ---------   ---------   ---------   ---------   ---------
Distributions:
  Net investment income            (.09)           (.23)       (.27)       (.27)       (.23)       (.19)
  Net realized gains              (2.20)          (2.68)      (2.29)       (.72)      (1.13)       (.60)
                               --------       ---------   ---------   ---------   ---------   ---------
Total Distributions               (2.29)          (2.91)      (2.56)       (.99)      (1.36)       (.79)
                               --------       ---------   ---------   ---------   ---------   ---------
Net Asset Value,
   End of period               $  13.11       $   14.89   $   20.35   $   19.45   $   16.54   $   14.30
                               --------       ---------   ---------   ---------   ---------   ---------
                               --------       ---------   ---------   ---------   ---------   ---------

Total Return                       5.76%         (15.31%)     20.56%      24.52%      26.96%       3.42%

RATIOS/SUPPLEMENTAL DATA:
Ratio of Expenses to
   Average Net Assets               .68%(1)         .62%        .62%        .64%        .66%        .69%

Ratio of Net Investment
   Income to Average Net
   Assets                           .73%(1)        1.41%       1.23%       1.66%       1.73%       1.45%

Portfolio Turnover Rate           39.82%(1)       62.50%      57.03%      52.53%      34.33%      40.33%

Net Assets, End of Period
   (000's)                     $171,391       $ 248,783   $ 335,627   $ 288,124   $ 219,563   $ 157,696

---------

(1)  THE RATIOS ARE ANNUALIZED.

--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
                                                NOTES TO FINANCIAL STATEMENTS

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                        CAPITAL PORTFOLIO
                           SIX MONTHS ENDED
                               JUNE 30,
                           ----------------
                                                               YEAR ENDED DECEMBER 31,
                             (UNAUDITED)      ---------------------------------------------------------
                                 1999           1998        1997        1996        1995        1994
                           ----------------   ---------   ---------   ---------   ---------   ---------
Net Asset Value,
   Beginning of period         $  11.20       $   14.10   $   14.95   $   13.72   $   13.19   $   13.81
                               --------       ---------   ---------   ---------   ---------   ---------
Investment Activities:
  Net investment income             .22             .41         .62         .63         .64         .52
  Net realized and
     unrealized
     gains/(losses)                (.06)          (2.14)        .37        1.36        1.15        (.39)
                               --------       ---------   ---------   ---------   ---------   ---------
Total from Investment
   Activities                       .16           (1.73)        .99        1.99        1.79         .13
                               --------       ---------   ---------   ---------   ---------   ---------
Distributions:
  Net investment income            (.18)           (.45)       (.66)       (.57)       (.64)       (.52)
  Net realized gains               (.00)           (.72)      (1.18)       (.19)       (.62)       (.23)
                               --------       ---------   ---------   ---------   ---------   ---------
Total Distributions                (.18)          (1.17)      (1.84)       (.76)      (1.26)       (.75)
                               --------       ---------   ---------   ---------   ---------   ---------
Net Asset Value,
   End of period               $  11.18       $   11.20   $   14.10   $   14.95   $   13.72   $   13.19
                               --------       ---------   ---------   ---------   ---------   ---------
                               --------       ---------   ---------   ---------   ---------   ---------

Total Return                       1.47%         (13.25%)      7.40%      14.94%      14.28%        .94%

RATIOS/SUPPLEMENTAL DATA:
Ratio of Expenses to
   Average Net Assets               .82%(1)         .79%        .77%        .77%        .77%        .80%

Ratio of Net Investment
   Income to Average Net
   Assets                          2.80%(1)        3.27%       4.22%       4.42%       4.99%       4.25%

Portfolio Turnover Rate          131.90%(1)      165.00%      60.84%      53.11%      43.83%      41.89%

Net Assets, End of Period
   (000's)                      $19,682        $109,678    $148,830    $159,294    $145,623    $119,263

---------

(1)  THE RATIOS ARE ANNUALIZED.

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   NOTES TO FINANCIAL STATEMENTS

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                        BOND PORTFOLIO
                           SIX MONTHS ENDED
                               JUNE 30,
                           ----------------
                                                             YEAR ENDED DECEMBER 31,
                             (UNAUDITED)      -----------------------------------------------------
                                 1999           1998        1997       1996       1995       1994
                           ----------------   ---------   --------   --------   --------   --------
Net Asset Value,
   Beginning of period         $  11.13       $   11.29   $  10.91   $  11.07   $  10.04   $  11.30
                               --------       ---------   --------   --------   --------   --------
Investment Activities:
  Net investment income             .36             .77        .79        .79        .88        .77
  Net realized and
     unrealized
     gains/(losses)                (.48)           (.05)       .37       (.04)       .98       (.95)
                               --------       ---------   --------   --------   --------   --------
Total from Investment
   Activities                      (.12)            .72       1.16        .75       1.86       (.18)
                               --------       ---------   --------   --------   --------   --------
Distributions:
  Net investment income            (.36)           (.76)      (.72)      (.87)      (.83)      (.78)
  In excess of net
     investment income               --              --         --       (.04)        --         --
  Net realized gains                 --            (.12)      (.06)        --         --       (.30)
                               --------       ---------   --------   --------   --------   --------
Total Distributions                (.36)           (.88)      (.78)      (.91)      (.83)     (1.08)
                               --------       ---------   --------   --------   --------   --------
Net Asset Value,
   End of period               $  10.65       $   11.13   $  11.29   $  10.91   $  11.07   $  10.04
                               --------       ---------   --------   --------   --------   --------
                               --------       ---------   --------   --------   --------   --------

Total Return                      (1.09%)          6.52%     11.02%      7.19%     19.03%     (1.63%)

RATIOS/SUPPLEMENTAL DATA:
Ratio of Expenses to
   Average Net Assets               .59%(1)         .58%       .60%       .62%       .65%       .68%

Ratio of Net Investment
   Income to Average Net
   Assets                          6.61%(1)        6.84%      7.15%      7.24%      7.43%      7.21%

Portfolio Turnover Rate           61.77%(1)       67.57%    113.41%    202.44%    111.01%     70.27%

Net Assets, End of Period
   (000's)                     $109,451       $ 113,762   $ 99,892   $ 85,634   $ 73,568   $ 55,929

---------

(1)  THE RATIOS ARE ANNUALIZED.

--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
                                                NOTES TO FINANCIAL STATEMENTS

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                             S&P 500 INDEX PORTFOLIO
                                SIX MONTHS ENDED
                                    JUNE 30,
                                ----------------
                                                       YEAR ENDED DECEMBER 31,
                                  (UNAUDITED)      -------------------------------
                                      1999           1998        1997     1996(1)
                                ----------------   ---------   --------   --------
Net Asset Value,
   Beginning of period              $  19.49       $   15.74   $  12.13   $  10.00
                                    --------       ---------   --------   --------

Investment Activities:
  Net investment income                  .10             .20        .20        .20
  Net realized and unrealized
     gains/(losses)                     2.23            4.21       3.72       2.12
                                    --------       ---------   --------   --------
Total from Investment
   Activities                           2.33            4.41       3.92       2.32
                                    --------       ---------   --------   --------

Distributions:
  Net investment income                 (.11)           (.20)      (.21)      (.19)
  Net realized gains                    (.14)           (.46)      (.10)        --
                                    --------       ---------   --------   --------
Total Distributions                     (.25)           (.66)      (.31)      (.19)
                                    --------       ---------   --------   --------
Net Asset Value,
   End of period                    $  21.57       $   19.49   $  15.74   $  12.13
                                    --------       ---------   --------   --------
                                    --------       ---------   --------   --------

Total Return                           12.03%          28.54%     32.72%     23.37%

RATIOS/SUPPLEMENTAL DATA:
Ratio of Expenses to Average
   Net Assets                            .36%(3)         .43%       .50%       .59%(2)

Ratio of Net Investment Income
   to Average Net Assets                1.15%(3)        1.25%      1.48%      2.14%(2)

Portfolio Turnover Rate                 3.43%(3)        2.64%      9.06%      1.09%

Net Assets, End of Period
   (000's)                          $216,928       $ 131,345   $ 55,595   $ 29,205

---------

(1) THE PORTFOLIO COMMENCED OPERATION ON DECEMBER 29, 1995. THE FINANCIAL HIGHLIGHTS TABLE FOR THE PERIOD ENDING DECEMBER 31, 1995 IS NOT PRESENTED BECAUSE THE ACTIVITY FOR THE PERIOD DID NOT ROUND TO $0.01 IN ANY CATEGORY OF THE RECONCILIATION OF BEGINNING TO ENDING NET ASSET VALUE PER SHARE. THE RATIOS AND TOTAL RETURN WERE ALL LESS THAN 0.01%. THE NET ASSETS AT DECEMBER 31, 1995 WERE $305,148.
(2) THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE INCREASED AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE DECREASED BY .25% FOR THE YEAR ENDED DECEMBER 31, 1996, HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE.
(3)  THE RATIOS ARE ANNUALIZED.

--------------------------------------------------------------------------------

  CARILLON FUND, INC.
   NOTES TO FINANCIAL STATEMENTS

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                    S&P MIDCAP 400 INDEX PORTFOLIO
                                                        PERIOD FROM MAY 3, 1999
                                                              TO JUNE 30,
                                                    -------------------------------
                                                              (UNAUDITED)
                                                                 1999
                                                    -------------------------------
Net Asset Value,
   Beginning of period                                          $ 10.00
                                                                -------
Investment Activities:
  Net investment income                                             .01
  Net realized and unrealized gains/(losses)                        .42
                                                                -------
Total from Investment Activities                                    .43
                                                                -------
Distributions:
  Net investment income                                              --
  Net realized gains                                                 --
                                                                -------
Total Distributions                                                  --
                                                                -------
Net Asset Value,
   End of period                                                $ 10.43
                                                                -------
                                                                -------

Total Return                                                       4.30%

RATIOS/SUPPLEMENTAL DATA:
Ratio of Expenses to Average Net Assets(1)                          .60%(2)

Ratio of Net Investment Income to Average Net
   Assets(1)                                                       1.04%(2)

Portfolio Turnover Rate                                           64.82%(2)

Net Assets, End of Period (000's)                               $17,561

---------

(1) THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE INCREASED AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE DECREASED BY .22% FOR THE PERIOD ENDED JUNE 30, 1999, HAD THE ADVISER NOT REIMBURSED EXPENSES.
(2)  THE RATIOS ARE ANNUALIZED.

--------------------------------------------------------------------------------

                                                           CARILLON FUND, INC.
                                                NOTES TO FINANCIAL STATEMENTS

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                     BALANCED INDEX PORTFOLIO
                                                    ---------------------------
                                                      PERIOD FROM MAY 3, 1999
                                                            TO JUNE 30,
                                                    ---------------------------
                                                            (UNAUDITED)
                                                               1999
                                                    ---------------------------
Net Asset Value,
   Beginning of period                                        $ 10.00
                                                              -------

Investment Activities:
  Net investment income                                           .01
  Net realized and unrealized gains/(losses)                      .04
                                                              -------
Total from Investment Activities                                  .05
                                                              -------

Distributions:
  Net investment income                                            --
  Net realized gains                                               --
                                                              -------
Total Distributions                                                --
                                                              -------
Net Asset Value,
   End of period                                              $ 10.05
                                                              -------
                                                              -------

Total Return                                                      .50%

RATIOS/SUPPLEMENTAL DATA:
Ratio of Expenses to Average Net Assets(1)                        .58%(2)

Ratio of Net Investment Income to Average Net
   Assets(1)                                                     3.05%(2)

Portfolio Turnover Rate                                         24.60%(2)

Net Assets, End of Period (000's)                             $74,008

---------

(1) THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE INCREASED AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE DECREASED BY .29% FOR THE PERIOD ENDED JUNE 30, 1999, HAD THE ADVISER NOT REIMBURSED EXPENSES.
(2)  THE RATIOS ARE ANNUALIZED.

--------------------------------------------------------------------------------

UC CF 231 8 99

                               CARILLON FUND, INC.
                               MICRO-CAP PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

JUNE 30, 1999




MANAGER'S COMMENTS:

The first half of 1999 proved to be an excellent period for the Carillon Micro-Cap Portfolio. While the stock market in general posted positive returns, the Micro-Cap Portfolio did even better. In fact, the Carillon Micro-Cap Portfolio outperformed the S&P 500, S&P 400 and Russell 2000 Index during the first half of 1999; all by a substantial margin.

The combination of excellent individual security selection and a rally in small-cap stocks during the second quarter of 1999 were the primary reasons for the substantial out-performance that the Portfolio exhibited during the first half of 1999. The best performing individual security was clearly LCA Vision, which rose 577% during the period. As evidence of the small-cap stock rally during the second quarter, one only has to compare the performance of the Russell 2000 Index vs. the S&P 500 Index. During the second quarter of 1999, the Russell 2000 Index recorded a return of 15.52%, while the S&P 500 Index recorded a return of 7.05%. Year to date, the S&P 500 Index has still outperformed the Russell 2000 Index by 3.13%, but for those invested in small-cap stocks, the second quarter of 1999 was certainly encouraging. Only time will tell if the second quarter was a fluke or a harbinger of things to come.

Effective March 18, 1999, a new interim portfolio manager was named for the Carillon Micro-Cap Portfolio. During this interim period, the objective of the Portfolio will remain the same: to seek long-term appreciation of capital by investing primarily in the common stocks of domestic companies with smaller capitalizations. The strategy for meeting the objective will be similar to the past, as dictated by the prospectus, but not identical.

As we enter the second half of 1999, the Carillon Micro-Cap Portfolio is well positioned to take advantage of a continued rally in small-cap stocks, if it occurs. The Portfolio is well diversified and very liquid. The high level of liquidity will allow the portfolio manager to quickly take advantage of profitable opportunities as they arise. As the second half of 1999 unfolds, we will endeavor to build upon the success of the last several months and continue to improve the relative performance of the Carillon Micro-Cap Portfolio.

                               CARILLON FUND, INC.
                               MICRO-CAP PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

JUNE 30, 1999
(UNAUDITED)


ASSETS
     Investments in securities, at value                            $3,045,505
         (cost $2,703,381)
     Interest and dividends receivable                                   2,072
     Prepaid expenses and other                                          1,172
                                                                    ----------
                                                                     3,048,749
                                                                    ----------
LIABILITIES
     Payables:
         Professional fees                                               8,464
         Custodian and portfolio accounting fees                         1,922
         Investment advisory fees                                        8,896
         Other accrued expenses                                          2,038
                                                                    ----------
                                                                        21,320
                                                                    ----------
NET ASSETS
     Paid-in capital                                                 2,950,428
     Accumulated net realized loss
         on investments                                               (265,123)
     Net unrealized appreciation of investments
         and translation of assets and liabilities
         in foreign currencies                                         342,124
                                                                    ----------

                                                                    $3,027,429
                                                                    ----------
                                                                    ----------

Shares authorized ($.10) par value                                  20,000,000

Shares outstanding                                                     300,000

Net asset value, offering and redemption price per share                $10.09
                                                                    ----------
                                                                    ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENT.

                               CARILLON FUND, INC.
                               MICRO-CAP PORTFOLIO
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)


INVESTMENT INCOME
     Dividends (net of foreign withholding
         taxes of $48)                                                   5,773
     Interest                                                            5,647
                                                                    ----------
                                                                        11,420
                                                                    ----------
EXPENSES
     Investment advisory fees                                           13,507
     Portfolio accounting fees                                           9,277
     Directors' fees                                                     6,664
     Professional fees                                                   6,764
     Custodian's fees and expenses                                         596
     Transfer agent fees                                                   643
     Registration and filing fees                                           91
     Other                                                                 705
                                                                    ----------
                                                                        38,247

     Expense reimbursement                                             (11,902)
                                                                    ----------
                                                                        26,345
                                                                    ----------

NET INVESTMENT LOSS                                                    (14,925)
                                                                    ----------

REALIZED AND UNREALIZED GAIN
     Net realized gain on investments                                    8,058
                                                                    ----------
     Net change in unrealized appreciation / (depreciation)
         of investments                                                439,456
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN                                       447,514
                                                                    ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $  432,589
                                                                    ----------
                                                                    ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                              CARILLON FUND, INC.
                               MICRO-CAP PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               FOR THE SIX MONTHS         FOR THE YEAR ENDED
                                                                 ENDED JUNE 30,             DECEMBER 31,
                                                                 --------------             ------------
                                                                   (UNAUDITED)

                                                                         1999                     1998
                                                                   --------------             ------------
OPERATIONS
   Net investment loss                                          $     (14,925)             $     (30,894)
   Net realized gain / (loss) on investments                            8,058                   (273,180)
   Net change of unrealized appreciation / (depreciation)
      on investments, and translation
      of assets and liabilities in foreign currencies                 439,456                    (81,476)
                                                                -------------              -------------

                                                                      432,589                   (385,550)
                                                                -------------              -------------

FUND SHARE TRANSACTIONS
   Proceeds from shares sold                                             ----                       ----
                                                                -------------              -------------

NET INCREASE (DECREASE) IN NET ASSETS                                 432,589                   (385,550)

NET ASSETS
   Beginning of period                                              2,594,840                  2,980,390
                                                                -------------              -------------
   End of period                                                $   3,027,429              $   2,594,840
                                                                -------------              -------------
                                                                -------------              -------------
FUND SHARE TRANSACTIONS:
   Sold                                                                  ----                       ----
                                                                -------------              -------------
   Net increase from fund share transactions                             ----                       ----
                                                                -------------              -------------
                                                                -------------              -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               CARILLON FUND, INC.
                               MICRO-CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

JUNE 30, 1999
(UNAUDITED)

COMMON STOCKS - 85.02%

                                                                   SHARES                 VALUE
                                                                   ------                 -----
BANKING & FINANCIAL SERVICE - 10.82%
         Duff & Phelps Credit Rating Company                        1,800         $     120,375
         Investment Technology Group                                2,500                80,938
         Jefferies Group, Incorporated                              2,500                75,000
         Warren Bancorp, Incorporated                               6,200                51,150
                                                                                  -------------
                                                                                        327,463
                                                                                  -------------

CAPITAL GOODS - .85%
         LMI Aerospace, Incorporated*                               6,000                25,870
                                                                                  -------------

CONSUMER CYCLICAL - 16.72%
         Decorator Industries, Incorporated                         7,500                54,375
         Freds, Incorporated Class A                                5,000                78,125
         Maxwell Shoe Company Incorporated - Class A*               5,000                45,313
         Musicland Stores, Incorporated*                            5,000                44,375
         Newmark Homes Corporation*                                10,000                53,750
         Perry Ellis International, Incorporated*                   1,600                21,400
         Strattec Security Corporation*                             3,200               108,000
         Winsloew Furniture, Incorporated*                          3,000               100,875
                                                                                  -------------
                                                                                        506,213
                                                                                  -------------

CONSUMER NON-DURABLE - 16.06%
         Advanced Marketing Services                                6,000                90,000
         Boston Acoustics                                           2,750                49,156
         Orthofix International N.V.*                               6,300                93,713
         Schlotzsky's, Incorporated*                                6,500                71,094
         Scientific Games Holdings Corporation*                     5,000                97,500
         Young Innovations, Incorporated*                           5,800                84,825
                                                                                  -------------
                                                                                        486,288
                                                                                  -------------

ENERGY - 4.49%
         Basin Exploration, Incorporated*                           3,000                60,188
         Evergreen Resources, Incorporated*                         3,000                75,563
                                                                                  -------------
                                                                                        135,751
                                                                                  -------------

MANUFACTURING - 6.29%
         CFC International, Incorporated*                           7,500                80,625
         CompX International*                                       3,500                62,563
         Omniquip International, Incorporated                       6,000                47,250
                                                                                  -------------
                                                                                        190,438
                                                                                  -------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               CARILLON FUND, INC.
                               MICRO-CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                   SHARES                 VALUE
                                                                   ------                 -----
SERVICE - 8.08%
         Innotrac Corporation*                                      8,000           $   162,000
         Marinemax, Incorporated*                                   7,000                82,688
                                                                                    -----------
                                                                                        244,688
                                                                                    -----------

TECHNOLOGY - 21.71%
         3DFX Interactive, Incorporated*                            3,500                54,688
         Engineered Support Systems                                 5,000                59,063
         Faro Technologies, Incorporated*                          10,000                50,000
         LCA-Vision, Incorporated*                                 25,000               232,813
         Performance Technologies, Incorporated*                    5,000               100,625
         SPSS, Incorporated*                                        3,300                84,769
         Tessco Technologies, Incorporated*                         3,500                75,250
                                                                                    -----------
                                                                                        657,208
                                                                                    -----------

                   Total Common Stocks (cost $ 2,231,795)                             2,573,919
                                                                                    -----------

SHORT-TERM INVESTMENTS - 15.58%

                                                               PRINCIPAL                  VALUE
                                                               ---------                  -----
VARIABLE RATE DEMAND NOTES (1) - 15.58%
         Firstar Bank (5.660% due 12/31/31)                   $   134,270           $   134,270
         Pitney Bowes (4.825% due 12/31/31)                       105,712               105,712
         Warner Lambert (4.701% due 12/31/31)                     115,238               115,238
         Wisc Corp. Credit Union (4.890% due 12/31/31)            116,366               116,366
                                                                                    -----------
                                                                                        471,586
                                                                                    -----------

         Total Short-Term Investments (cost $471,586)                                   471,586
                                                                                    -----------


TOTAL INVESTMENTS - 100.60% (cost $2,703,381) (2)                                     3,045,505
                                                                                    -----------

OTHER ASSETS AND LIABILITIES - (0.60%)                                                  (18,076)
                                                                                    -----------

TOTAL NET ASSETS - 100%                                                             $ 3,027,429
                                                                                    -----------
                                                                                    -----------

---------
*NON-INCOME PRODUCING
(ADR) AMERICAN DEPOSITORY RECEIPT

(1) INTEREST RATES VARY PERIODICALLY BASED ON CURRENT MARKET RATES. THE MATURITY SHOWN FOR EACH VARIABLE RATE DEMAND NOTE IS THE LATER OF THE NEXT SCHEDULED INTEREST RATE ADJUSTMENT DATE OR THE DATE ON WHICH PRINCIPAL CAN BE RECOVERED THROUGH DEMAND. INFORMATION AS OF JUNE 30, 1999.
(2) REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES. GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF SECURITIES AT JUNE 30, 1999 WAS $636,202 AND ($294,078), RESPECTIVELY.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               CARILLON FUND, INC.
                               MICRO-CAP PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

JUNE 30, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The Micro-Cap Portfolio (Micro-Cap) of Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in seven different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, and Micro-Cap Portfolio. Micro-Cap seeks long-term appreciation by investing primarily in the common stocks of domestic companies with smaller market capitalization. The financial statements of the Equity, Bond, Capital, S&P 500 Index, S&P MidCap 400 Index, and Balanced Index Portfolios are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities except for short-term fixed income securities maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term fixed income securities with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

FEDERAL TAXES - It is Micro-Cap's intent to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded. Micro-Cap has a capital loss carry forward of $273,180 which can be carried forward until 2006.

DISTRIBUTIONS - Distributions from net investment income are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

EXPENSES - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

                               CARILLON FUND, INC.
                               MICRO-CAP PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOREIGN CURRENCY - The Fund's accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts dominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate reported at the close of the London market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.


NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - Micro-Cap pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of 1.0% of net assets.

The Adviser has agreed to limit expenses of the Fund to 2% of the average annual net assets. As a result, for the six months ended June 30, 1999, the Adviser reimbursed Micro-Cap $11,902.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .10% of the Fund's average net assets. The fee is borne by the Adviser not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

DIRECTORS' FEES - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.


NOTE 3 - FORWARD CURRENCY CONTRACTS

All portfolios may enter into forward foreign currency exchange contacts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in their value of a foreign currency relative to the U.S. dollar. The funds typically utilize the contracts as a hedge against fluctuation in currency values between the trade and settlement dates of security transactions.


NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Micro-Cap purchased $741,749 and sold $1,149,363 of securities for the six months ended June 30, 1999, excluding short-term obligations.

                               CARILLON FUND, INC.
                               MICRO-CAP PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                          SIX MONTHS ENDED    YEAR ENDED    PERIOD FROM NOVEMBER 24
                                              JUNE 30,       DECEMBER 31,       TO DECEMBER 31,
                                                1999             1998                 1997
                                            ------------     ------------       ---------------
                                            (UNAUDITED)
Net Asset Value,
     Beginning of period                      $  8.65           $  9.93           $ 10.00
                                              -------           -------           -------

Investment Activities:
     Net investment income                      (0.05)             (.10)             (.01)
     Net realized and unrealized                 1.49             (1.18)             (.06)
                                                 ----             ------             -----

         gains / (losses)
Total from Investment Activities                 1.44             (1.28)             (.07)
                                                 ----             ------             -----

Net Asset Value,
     End of period                            $ 10.09           $  8.65           $  9.93
                                              -------           -------           -------
                                              -------           -------           -------

Total Return                                    16.65%           (12.89%)            (0.7%)

Ratios / Supplemental Data:
---------------------------
Ratio of Expenses to
     Average Net Assets (1)                      1.95%(2)          1.97%             2.00%

Ratio of Net Investment loss
     to Average Net Assets (1)                  (1.10%)(2)        (1.10%)           (1.16%)

Portfolio Turnover Rate                         59.54%(2)         64.22%             ----

Net Assets, End of Period (000's)              $3,027            $2,595            $2,980

-----------------
(1) THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE INCREASED AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE DECREASED BY .88% FOR THE SIX MONTHS ENDED JUNE 30, 1999, .74% FOR THE YEAR ENDED DECEMBER 31, 1998, AND 3.00% FOR THE PERIOD ENDED DECEMBER 31, 1997, HAD THE ADVISER NOT REIMBURSED EXPENSES.

(2) THE RATIOS ARE ANNUALIZED.